Exhibit 99.1

                                                                EXECUTION COPY




                         SALE AND SERVICING AGREEMENT


                                     among


               WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION,
                     acting not in its individual capacity
                        but solely as Owner Trustee of
                    REGIONS AUTO RECEIVABLES TRUST 2003-1,


                                    Issuer,


                            REGIONS ACCEPTANCE LLC,
                                  Depositor,


                                 REGIONS BANK,
             Seller, Master Servicer, Administrator and Custodian,


                                      and


                             THE BANK OF NEW YORK,
                               Indenture Trustee


                           Dated as of March 1, 2003

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                               Table of Contents
                                                                                                               Page
                                                                                                               ----

                                   ARTICLE I
                                  DEFINITIONS
Section 1.01.     Definitions.....................................................................................2
Section 1.02.     Other Definitional Provisions..................................................................23

                                  ARTICLE II
                           CONVEYANCE OF RECEIVABLES

Section 2.01.     Conveyance of Receivables......................................................................25

                                  ARTICLE III
                                THE RECEIVABLES

Section 3.01.     Representations and Warranties of the Seller...................................................27
Section 3.02.     Representations and Warranties of the Depositor................................................27
Section 3.03.     Repurchase Upon Breach.........................................................................28
Section 3.04.     Custody of Receivable Files....................................................................28
Section 3.05.     Duties of Master Servicer as Custodian.........................................................28
Section 3.06.     Instructions; Authority to Act.................................................................29
Section 3.07.     Custodian's Indemnification....................................................................29
Section 3.08.     Effective Period and Termination...............................................................30

                                  ARTICLE IV
                  ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01.     Duties of Master Servicer......................................................................31
Section 4.02.     Collection of Receivable Payments; Modifications of Receivables................................33
Section 4.03.     Realization upon Receivables...................................................................33
Section 4.04.     Satisfaction of Receivables....................................................................34
Section 4.05.     Maintenance of Security Interests in Financed Vehicles.........................................34
Section 4.06.     Covenants of Master Servicer...................................................................34
Section 4.07.     Purchase of Receivables Upon Breach............................................................35
Section 4.08.     Servicing Fee..................................................................................35
Section 4.09.     Master Servicer's Certificate..................................................................36
Section 4.10.     Annual Statement as to Compliance; Notice of Master Servicer Termination Event;
                  Sarbanes-Oxley.................................................................................36
Section 4.11.     Annual Independent Accountants' Report.........................................................36
Section 4.12.     Access to Certain Documentation and Information Regarding Receivables..........................37
Section 4.13.     Term of Master Servicer........................................................................37
Section 4.14.     Access to Information Regarding Trust and Basic Documents......................................37



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                                   ARTICLE V
                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

Section 5.01.     Establishment of Accounts......................................................................38
Section 5.02.     Collections....................................................................................40
Section 5.03.     Application of Collections.....................................................................41
Section 5.04.     Purchase Amounts...............................................................................41
Section 5.05.     Permitted Withdrawals from Collection Account..................................................42
Section 5.06.     Distributions..................................................................................42
Section 5.07.     Reserve Account................................................................................45
Section 5.08.     Statements to Securityholders..................................................................46

                                  ARTICLE VI
                                 THE DEPOSITOR

Section 6.01.     Representations of Depositor...................................................................48
Section 6.02.     Limited Liability Company Existence............................................................49
Section 6.03.     Liability of Depositor; Indemnities............................................................49
Section 6.04.     Merger or Consolidation of, or Assumption of the Obligations of, Depositor.....................49
Section 6.05.     Limitation on Liability of Depositor and Others................................................50
Section 6.06.     Depositor May Own Securities...................................................................50
Section 6.07.     Depositor to Provide Copies of Relevant Securities Filings.....................................50
Section 6.08.     Amendment of Depositor's Organizational Documents..............................................50

                                  ARTICLE VII
                              THE MASTER SERVICER

Section 7.01.     Representations of Master Servicer.............................................................51
Section 7.02.     Indemnities of Master Servicer.................................................................52
Section 7.03.     Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer...............53
Section 7.04.     Limitation on Liability of Master Servicer and Others..........................................53
Section 7.05.     [Reserved].....................................................................................54
Section 7.06.     Master Servicer Not to Resign..................................................................54

                                 ARTICLE VIII
                                    DEFAULT

Section 8.01.     Master Servicer Termination Events.............................................................55
Section 8.02.     Consequences of a Master Servicer Termination Event............................................55
Section 8.03.     Appointment of Successor Master Servicer.......................................................56
Section 8.04.     Notification to Securityholders................................................................57
Section 8.05.     Waiver of Past Defaults........................................................................57



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                                  ARTICLE IX
                                  TERMINATION

Section 9.01.     Optional Purchase of All Receivables...........................................................58

                                   ARTICLE X
                                 MISCELLANEOUS

Section 10.01.    Amendment......................................................................................59
Section 10.02.    Protection of Title to Trust...................................................................60
Section 10.03.    Notices........................................................................................62
Section 10.04.    Assignment by the Depositor or the Master Servicer.............................................62
Section 10.05.    Limitations on Rights of Others................................................................63
Section 10.06.    Severability...................................................................................63
Section 10.07.    Counterparts...................................................................................63
Section 10.08.    Headings.......................................................................................63
Section 10.09.    GOVERNING LAW..................................................................................63
Section 10.10.    Assignment by Issuer...........................................................................63
Section 10.11.    Nonpetition Covenants..........................................................................63
Section 10.12.    Limitation of Liability of Owner Trustee and Indenture Trustee.................................64
Section 10.13.    Entity Obligation..............................................................................64


Schedule A            [Reserved]
Schedule B            Final Schedule of Receivables
Schedule C            Location of Receivable Files

Exhibit A             Representations and Warranties of the Seller under Section 3.02 of the
                      Receivables Purchase Agreement
Exhibit B             Form of Payment Date Statement to Securityholders
Exhibit C             Form of Master Servicer's Certificate
Exhibit D-1           Extension Policy
Exhibit D-2           Form of Dealer Agreements
Exhibit D-3           Form of Assignment
Exhibit D-4           Joint Origination Agreement
Exhibit E             Perfection Representations, Warranties and Covenants


                                     iii

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

         This SALE AND SERVICING AGREEMENT, dated as of March 1, 2003, among WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, ACTING NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE OF REGIONS AUTO RECEIVABLES TRUST 2003-1, a Delaware common law trust (the "Issuer"), REGIONS ACCEPTANCE LLC, a Delaware limited liability company (the "Depositor"), REGIONS BANK, an Alabama state banking corporation, as master servicer (in such capacity, the "Master Servicer"), as seller to the Depositor (in such capacity, the "Seller"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian") and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts and retail installment loans originated or purchased by Regions Bank in the ordinary course of its business and sold by Regions Bank to the Depositor;

         WHEREAS, the Depositor is willing to sell such receivables to the Issuer;

         WHEREAS the Issuer is willing to pledge such receivables to the Indenture Trustee; and

         WHEREAS, Regions Bank is willing to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Administration Agreement" means the Owner Trust Administration Agreement dated as of March 1, 2003, among Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as Owner Trustee of Regions Auto Receivables Trust 2003-1, as the Issuer, Regions Bank, as Owner Trust Administrator, and The Bank of New York, as Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Affiliate" means, as to any Person, any other Person controlling, controlled by or under common control with such Person.

         "Aggregate Net Losses" means, for any Payment Date, an amount equal to the sum of (a) an amount equal to the aggregate Principal Balance of all Receivables that were designated as Liquidated Receivables during the related Collection Period and (b) the amount of any Cram Down Losses during the related Collection Period, minus the sum of (x) the Liquidation Proceeds allocable to principal collected during the related Collection Period and (y) any Recoveries allocable to principal collected during that Collection Period with respect to any Receivable designated a Liquidated Receivable.

         "Agreement" means this Sale and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs and additional products sold by a Dealer.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of interest stated in the related Contract.

         "Approval Authority Matrix" means the Approval Authority Matrix of the Master Servicer (and used by its Subservicers), as may be amended from time to time consistent with the terms of this Agreement.

         "Available Collections" means, for each Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (a) that portion of all collections on the Receivables allocable to interest, (b) that portion of all collections on the Receivables allocable to principal, (c) Liquidation Proceeds for such Collection Period to the extent allocable to interest, (d) Liquidation Proceeds for such Collection Period to the extent allocable to principal, (e) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (f) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period, (g) Recoveries for such Collection Period, (h) Investment Earnings for the related Payment
Date, (i) Net Investment Losses required to be deposited by the Master Servicer, and (j) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided, however, that in calculating the Available Collections the following will be excluded: (a) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; and (b) any late fees and other administrative fees and expenses or similar charges allowed by applicable law and the terms of the Receivables, collected by and payable to the Master Servicer during the related Collection Period.

         "Available Funds" means, for each Payment Date, the sum of (a) the Available Collections for such Payment Date and (b) the Reserve Account Withdrawal Amount, if any, for such Payment Date.

         "Average Net Loss Ratio" means, for any Payment Date, the average of the Net Loss Ratios for such Payment Date and the preceding two Payment Dates.

         "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Securities Account Control Agreement and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

         "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which banking institutions or trust companies in the States of New York, Alabama, Delaware or the state where the Subservicer's principal servicing center is located, are authorized or required by law, executive order or governmental decree to be closed.

         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, executed and countersigned as provided in the Trust Agreement and substantially in the form set forth in Exhibit A therein.

         "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

         "Certificateholder" means a Person in whose name a Certificate is registered.

         "Class" means any one of the classes of Notes.

         "Class A Note" means any Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note.

         "Class A Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-1 Interest Distributable Amount for such Payment Date, the Class A-2 Interest Distributable Amount for such Payment Date, the Class A-3 Interest Distributable Amount for such Payment Date and the Class A-4 Interest Distributable Amount for such Payment Date.


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         "Class A Percentage" means a fraction, expressed as a percentage, the numerator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance and the Initial Class A-4 Note Balance, and the denominator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the
Initial Class B Note Balance and the Initial Class C Note Balance; provided, however, that, unless the Class A Notes have been paid in full, for any Payment Date as of which the Average Net Loss Ratio is greater than or equal to 4.50%, the Class A Percentage shall be 100%; provided further that, on any Payment Date after the Class A Notes have been paid in full, the Class A Percentage shall be zero.

         "Class A Principal Distributable Amount" means, with respect to any Payment Date the sum of (a) the lesser of (i) the Principal Distributable Amount or (ii) the Outstanding Amount of the Class A-1 Notes on that Payment Date (before giving effect to any payments made to Holders of the Class A Notes on that Payment Date) and (b) the Class A Percentage of the Principal Distributable Amount reduced by amounts allocated in clause (a) of this definition; provided, however, that the Class A Principal Distributable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class A Notes on that Payment Date; and provided further that, on the Final Scheduled Payment Date of any Class of Class A Notes, the Class A Principal Distributable Amount shall not be less than the amount that is necessary to pay that Class of Class A Notes in full.

         "Class A Uncapped Principal Distributable Amount" means, with respect to any Payment Date, the sum of (a) the lesser of (i) the Principal Distributable Amount or (ii) the Outstanding Amount of the Class A-1 Notes on that Payment Date (before giving effect to any payments made to Holders of the Class A Notes on that Payment Date) and (b) the Class A Percentage of the Principal Distributable Amount reduced by amounts allocated in clause (a) of this definition.

         "Class A-1 Final Scheduled Payment Date" means the Payment Date in March 2004.

         "Class A-1 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-1 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-1 Rate.

         "Class A-1 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Payment Date and the Class A-1 Interest Carryover Shortfall for such Payment Date.

         "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately prior to such Payment Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all distributions of principal to the Class

A-1 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

         "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

         "Class A-1 Noteholder" means the Person in whose name a Class A-1
Note is registered in the Note Register.

         "Class A-1 Notes" means the 1.19125% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

         "Class A-1 Rate" means 1.19125% per annum.

         "Class A-2 Final Scheduled Payment Date" means the Payment Date in October 2005.

         "Class A-2 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2 Rate.

         "Class A-2 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Payment Date and the Class A-2 Interest Carryover Shortfall for such Payment Date.

         "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-2 Noteholder" means the Person in whose name a Class A-2
Note is registered in the Note Register.

         "Class A-2 Notes" means the 1.30% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.



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         "Class A-2 Rate" means 1.30% per annum.

         "Class A-3 Final Scheduled Payment Date" means the Payment Date in May 2007.

         "Class A-3 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3 Rate.

         "Class A-3 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Payment Date and the Class A-3 Interest Carryover Shortfall for such Payment Date.

         "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date), after giving effect to all distributions of principal to the Class A-3 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-3 Noteholder" means the Person in whose name a Class A-3
Note is registered in the Note Register.

         "Class A-3 Notes" means the 1.75% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

         "Class A-3 Rate" means 1.75% per annum.

         "Class A-4 Final Scheduled Payment Date" means the Payment Date in September 2009.

         "Class A-4 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-4 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-4 Rate.

         "Class A-4 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Payment Date and the Class A-4 Interest Carryover Shortfall for such Payment Date.



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

         "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date), after giving effect to all distributions of principal to the Class A-4 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4
Note is registered in the Note Register.

         "Class A-4 Notes" means the 2.35% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

         "Class A-4 Rate" means 2.35% per annum.

         "Class B Final Scheduled Payment Date" means the Payment Date in September 2009.

         "Class B Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class B Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class B Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class B Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class B Rate.

         "Class B Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date), after giving effect to all distributions of principal to the Class B Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class B Monthly Interest Distributable Amount for such Payment Date and the Class B Interest Carryover Shortfall for such Payment Date.



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

         "Class B Notes" means the 2.36% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

         "Class B Percentage" means a fraction, expressed as a percentage, the numerator of which is the Initial Class B Note Balance, and the denominator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance; provided, however, on any Payment Date as of which the Average Net Loss Ratio is greater than or equal to 4.50%, if the Class A Notes have been paid in full, the Class B Percentage shall be 100%; otherwise, the Class B Percentage shall be zero. Notwithstanding the above, on any Payment Date after the Class A Notes have been paid in full and the Average Net Loss Ratio is less than 4.50%, the Class B Percentage means a fraction, expressed as a percentage, the numerator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class B Note Balance, and the denominator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance; provided that, on any Payment Date after the Class B Notes have been paid in full, the Class B Percentage shall be zero.

         "Class B Principal Distributable Amount" means with respect to any Payment Date the sum of (a) the Class B Percentage of an amount equal to (i) the Principal Distributable Amount for that Payment Date less, (ii) the amount allocated in clause (a) of the definition of "Class A Principal Distributable Amount" and (b) the excess, if any, of the Class A Uncapped Principal Distributable Amount over the Class A Principal Distributable Amount; provided, however, that the Class B Principal Distributable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class B Notes on that Payment Date; and provided further that, on the Final Scheduled Payment Date of the Class B Notes, the Class B Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class B Notes in full.

         "Class B Rate" means 2.36% per annum.

         "Class C Final Scheduled Payment Date" means the Payment Date in September 2009.

         "Class C Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class C Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class C Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class C Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class C Rate.

         "Class C Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date), after giving effect to
all distributions of principal to the Class C Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class C Monthly Interest Distributable Amount for such Payment Date and the Class C Interest Carryover Shortfall for such Payment Date.

         "Class C Notes" means the 3.84% Asset Backed Notes, Class C, substantially in the form of Exhibit C to the Indenture.

         "Class C Principal Distributable Amount" means with respect to any Payment Date the excess of the Principal Distributable Amount, over the sum of
(a) the Class A Principal Distributable Amount, and (b) the Class B Principal Distributable Amount; provided, however, that the Class C Principal Distributable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class C Notes on that Payment Date: and provided further that, on the Final Scheduled Payment Date of the Class C Notes, the Class C Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class C Notes in full.

         "Class C Rate" means 3.84% per annum.

         "Closing Date" means March 19, 2003.

         "Collection Account" means the Collection Account Deposit Account and the Collection Account Securities Account.

         "Collection Account Deposit Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

         "Collection Account Securities Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

         "Collection Period" means with respect to the first Payment Date, the calendar month ending on March 31, 2003 and with respect to each subsequent Payment Date, the calendar month preceding such Payment Date. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Payment Date.

         "Contract" means a motor vehicle retail installment sale contract or a motor vehicle retail installment loan contract, including, without limitation, the provisions thereof constituting a security agreement.

         "Controlling Party" means (i) if the Notes have not been paid in full, the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders and (ii) if the Notes have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

         "Conveyed Assets" shall have the meaning set forth in Section 2.01.

         "Corporate Trust Administration Department" shall have the meaning set forth in the Trust Agreement.

         "Corporate Trust Office" shall have the meaning set forth in the Indenture.

         "Cram Down Loss" means any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the principal balance of the Receivable immediately prior to such order over (ii) the principal balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date on which the Master Servicer receives notice of such order.

         "Custodian" means Regions Bank, in its capacity as custodian of the Receivables.

         "Cutoff Date" means the beginning of business on March 1, 2003.

         "Dealer" means the dealer that sold a Financed Vehicle and through which Regions Bank originated the related Receivable or that originated the related Receivable and assigned it to Regions Bank pursuant to a Dealer Agreement or form of assignment, as applicable.

         "Dealer Agreement" means an agreement between Regions Bank and a Dealer pursuant to which such Dealer sells Contracts to Regions Bank or Regions Bank originates Contracts through such Dealer, substantially in the form of Exhibit D-2 hereto and shall also include the Joint Origination Agreement.

         "Defaulted Receivable" means Receivables which the Master Servicer shall deem to be in default consistent with the customary and usual practices for non-subprime consumer indirect motor vehicle loans; provided, that any account that is one hundred and twenty (120) days or more past due shall be considered a Defaulted Receivable.

         "Delivery" when used with respect to any Trust Account Property means delivery of such Trust Account Property as follows (terms used in the following provisions that are not otherwise defined are used as defined in
Article 8 of the UCC):

         (a) in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument, by:

             (i) the delivery of such certificated security or instrument to the Securities Intermediary registered in the name of the Securities Intermediary or its affiliated nominee or endorsed to the Securities Intermediary or in blank,

             (ii) the Securities Intermediary continuously indicating by book-entry that such certificated security or instrument is credited to the applicable Securities Account, and

            (iii) the Securities Intermediary maintaining continuous possession of such certificated security or instrument in the State of New York;

         (b) in the case of each uncertificated security (other than a clearing corporation security), by causing:

             (i) such uncertificated security to be continuously registered on the books of the issuer thereof to the Securities Intermediary, and

            (ii) the Securities Intermediary continuously indicating by book-entry that such uncertificated security is credited to the applicable Securities Account;

         (c) in the case of each security in the custody of or maintained on the books of a clearing corporation or its nominee (a "clearing corporation security"), by causing:

             (i) the relevant clearing corporation to credit such clearing corporation security to the securities account of the Securities Intermediary, and

            (ii) the Securities Intermediary continuously indicating by book-entry that such clearing corporation security is credited to the applicable Securities Account;

         (d) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing:

             (i) the creation of a security entitlement to such government security by the credit of such government security to the securities account of the Securities Intermediary at the FRBNY, and

            (ii) the Securities Intermediary continuously indicating by book-entry that such government security is credited to the applicable Securities Account;

         (e) in the case of each security entitlement not governed by clauses (a) through (d) above, by:

             (i) causing a securities intermediary (x) to indicate by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Securities Intermediary's securities account, (y) to receive a financial asset from the Securities Intermediary or to acquire the underlying financial asset for the Securities Intermediary, and in either case, to accept it for credit to the Securities Intermediary's securities account or (z) to become obligated under other law, regulation or rule to credit the underlying financial asset to the Security Intermediary's securities account,

             (ii) the making by such securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Securities Intermediary and continuously indicating by book-entry that such securities entitlement is credited to the Securities Intermediary's securities account, and

            (iii) the Securities Intermediary continuously indicating by book-entry that such security entitlement (or all rights and property of the Securities Intermediary representing such securities entitlement) is credited to the applicable Securities Account; and

         (f) in the case of cash or money, by:

             (i) the delivery of such cash or money to the Deposit Account Bank, and

            (ii) the Deposit Account Bank's continuously crediting such cash or money to the applicable Deposit Account.

         "Depositor" means Regions Acceptance LLC and its successors in interest.

         "Deposit Account Bank" shall have the meaning set forth in Section 5.01(e).

         "Deposit Account" means each of the Note Interest Distribution Account, the Principal Distribution Account, the Collection Account Deposit Account and the Reserve Account Deposit Account.

         "Determination Date" means, with respect to each Payment Date, the earlier of (i) the eleventh calendar day of the month in which such Payment Date occurs (or if such eleventh day is not a Business Day, the next succeeding Business Day) and (ii) the third Business Day preceding such Payment Date.

         "Eligible Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade; provided that in the case of clause (a) or clause (b), the Person with which such account is established shall agree in an authenticated record to comply with the substance of the provisions of Section 5.01 applicable to the Securities Intermediary and the Deposit Account Bank.

         "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that
(i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "A2" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (ii) the deposits of which are insured by the FDIC.

         "Eligible Investments" means securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof, that evidence:

         (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

         (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

         (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

         (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above; and

         (f) any other investment with respect to which the Rating Agency Condition is met and the Issuer, the Indenture Trustee or the Master Servicer has received written notification from each Rating Agency that the acquisition of such investment will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes.

         "Eligible Master Servicer" means Regions Bank or any other Person that at the time of its appointment as Master Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $50,000,000.

         "Extension Policy" means the policies of the Master Servicer with respect to granting extensions on the Contracts as set forth on Exhibit D-1 hereto.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "FRBNY" has the meaning assigned to such term in the definition of "Delivery" above.

         "Final Scheduled Payment Date" means the Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date, the

Class A-4 Final Scheduled Payment Date, the Class B Final Scheduled Payment Date or the Class C Final Scheduled Payment Date, as applicable.

         "Financed Vehicle" means a new or used automobile, light-duty truck, van, minivan or sport utility vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "First Priority Principal Distribution Amount" means, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes on that Payment Date (before giving effect to any payments made to Holders of the Class A Notes on that Payment Date) over (y) the Pool Balance as of the end of the related Collection Period; provided, however,

         (a)  on or after the Final Scheduled Payment Date of the Class
              A-1 Notes, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-1 Notes to zero;

         (b)  on or after the Final Scheduled Payment Date of the Class
              A-2 Notes, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-2 Notes to zero;

         (c)  on or after the Final Scheduled Payment Date of the Class
              A-3 Notes, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-3 Notes to zero; and

         (d)  on or after the Final Scheduled Payment Date of the Class
              A-4 Notes, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-4 Notes to zero.

         "Indenture" means the Indenture, dated as of March 1, 2003, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Initial Class A-1 Note Balance" means $147,000,000.

         "Initial Class A-2 Note Balance" means $137,000,000.

         "Initial Class A-3 Note Balance" means $169,000,000.

         "Initial Class A-4 Note Balance" means $107,300,000.

         "Initial Class B Note Balance" means $16,250,000.

         "Initial Class C Note Balance" means $14,777,204.

         "Initial Pool Balance" means an amount equal to the aggregate Principal Balance, as of the Cutoff Date, of the Receivables listed on Schedule B hereto.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Interest Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to and including the day before the Payment Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the period from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs.

         "Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account (other than the Collection Account) to be applied on such Payment Date pursuant to Section 5.01(g).

         "Issuer" means Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as Owner Trustee of Regions Auto Receivables Trust 2003-1.

         "Joint Origination Agreement" means the joint origination agreement dated as of June 13, 2002, between the Subservicer and the Master Servicer, as the same may be amended, supplemented or otherwise modified from time to time, pursuant to which World Omni sells Receivables to Regions Bank, which World Omni has either originated or purchased through dealers.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the Master Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received (iii) the related Financed Vehicle has been repossessed and has not been liquidated by the time the Receivable has become 180 days past due or (iv) the end of the Collection Period in which the Receivable becomes 120 days or more past due and the related Financed Vehicle has not been repossessed.

         "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Master Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Master Servicer" means Regions Bank, as the master servicer of the Receivables, and each successor to Regions Bank (in the same capacity) pursuant to Section 7.03 or 8.03.

         "Master Servicer Termination Event" shall have the meaning set forth in Section 8.01.

         "Master Servicer's Certificate" means an Officers' Certificate of the Master Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

         "Minimum Required Rating" means, with respect to Regions Bank, a short-term unsecured debt rating equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(g) exceeds the aggregate of all interest and other income realized during such period on such funds.

         "Net Loss Ratio" means, for any Payment Date, the ratio expressed as an annualized percentage of (i) the Aggregate Net Losses for such Payment Date, to (ii) the Pool Balance on the last day of the second Collection Period preceding the Collection Period in which such Payment Date occurs.

         "Non-Master Servicer Termination Event" means the occurrence and continuation of any one of the following events:

         (a) failure on the part of the Custodian, any Subcustodian or any Subservicer duly to observe or to perform any other covenants or agreements of the Custodian, any Subcustodian or the Subservicer set forth in this Agreement, the Sub-Servicing Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Noteholders, the Issuer, the Owner Trustee or the Indenture Trustee and (ii) continue unremedied for a period of 30 days after the date on which the Custodian, any Subcustodian or the Subservicer shall have knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Custodian, any Subcustodian or any Subservicer, as the case may be, by the Issuer, the Owner Trustee or the Indenture Trustee;

         (b) the occurrence of an Insolvency Event with respect to the Custodian, any Subcustodian or the Subservicer;

         (c) any representation, warranty or statement of the Custodian, any Subcustodian or the Subservicer made in any Sub-Servicing Agreement or this Agreement or the other Basic Documents or any certificate, report or other writing delivered pursuant thereto or hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, which has a material adverse effect on the Noteholders and, within 30 days after written notice thereof shall have been given to the Custodian, any Subcustodian or the Subservicer, as applicable, by the Indenture Trustee or the Issuer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

         (d) a Master Servicer Termination Event.

         "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance, (v) the Initial Class B Note Balance and the Initial Class C Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

         "Note Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

         "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

         "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

         "Noteholders" or "Holders" means the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders or the Class C Noteholders.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

         "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, any vice president, the controller or any assistant controller and (b) a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Master Servicer, as appropriate.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Master Servicer or the Trust, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

         "Owner Trustee" means Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

         "Paid-Ahead Period" shall have the meaning ascribed thereto in
Section 5.03(b).

         "Payment Date" means, with respect to each Collection Period, the fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on April 15, 2003.

         "Pool Balance" means, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect (without duplication in the case of any given Receivable) to all payments of principal received from Obligors and that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period, and after adjustment (without duplication in the case of any given Receivable) for the aggregate amount of any Cram Down Losses during such Collection Period and the reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

         "Principal Balance" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of
(1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method, and (2) any Cram Down Losses with respect to such Receivable; provided that the Principal Balance of any Receivable that has become a Liquidated Receivable shall be zero.

         "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(c).

         "Principal Distributable Amount" means, with respect to any Payment Date, the excess, if any, of (a) the Note Balance on that Payment Date (before giving effect to any payments made to Holders of the Notes on that Payment
Date) over (b) the Pool Balance at the end of the related Collection Period; provided, however, that the Principal Distributable Amount on any Payment Date will not exceed the Note Balance on that Payment Date (before giving effect to any payments made to Noteholders on that Payment Date) and provided further that, on the Final Scheduled Payment Date of any Class of Notes, the Principal Distributable Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Notes to zero.

         "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus unpaid interest on such amount at the applicable APR to the last day of the month of repurchase.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Master Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to Section 3.03.

         "Rating Agency" means Moody's or Standard & Poor's, as the context may require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" means any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of any Class of Notes.

         "Realized Losses" means, as to any Payment Date, the amount, if any, by which the outstanding aggregate Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period exceeds that portion allocable to principal of all Liquidation Proceeds received with respect to such Liquidated Receivables.

         "Receivable Files" means the following documents with respect to each Financed Vehicle:

                  (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any extension agreement);

                  (ii) the original credit application, or an electronic copy thereof;

                  (iii) the original certificate of title or such other documents that the Master Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle; and

                  (iv) any and all other documents that the Master Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

         "Receivables" means any Contract listed on Schedule B (which Schedule may be in the form of microfiche or in electronic format).

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of March 1, 2003, between Regions Bank, as seller and Regions Acceptance LLC, as depositor, as the same may be amended, supplemented or otherwise modified from time to time.

         "Record Date" means (a) with respect to the Notes, as to any Payment Date, the day immediately preceding such Payment Date unless the Notes are no longer Book-Entry Notes, in which case the Record Date will be the last day of the month preceding such Payment Date, and (b) with respect to the Certificates, the last day of the month preceding such Payment Date.

         "Recoveries" means, with respect to any Collection Period after a Collection Period in which a Receivable becomes a Liquidated Receivable, all monies received by the Master Servicer with respect to such Liquidated Receivable during that Collection Period, net of any fees, costs and expenses incurred by and reimbursed to the Master Servicer in connection with the collection of such Liquidated Receivable and any payments required by law to be remitted to the Obligor.

         "Regions Bank" means Regions Bank, an Alabama state banking corporation.

         "Regular Note Principal Distribution Amount" means, with respect to any Payment Date, the excess, if any, of (a) the excess, if any, of (x) the aggregate Outstanding Amount of the Notes as of that Payment Date (before giving effect to any payments made to Noteholders on that Payment Date) over
(y) the Pool Balance at the end of the related Collection Period over (b) the sum of the First Priority Principal Distribution Amount and the Second Priority Principal Distribution Amount for that Payment Date; provided, however, that the Regular Note Principal Distribution Amount on any Payment Date shall not exceed the Outstanding Amount of the Notes on that Payment Date (before giving effect to any payments made to Noteholders on that Payment
Date) and provided further that, the Regular Note Principal Distribution Amount on or after the Final Scheduled Payment Date of the Class C Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class C Notes to zero; and provided further that, on the Reserve Account Pay-Down Date, the Regular Note Principal Distribution Amount shall equal the amount necessary to reduce the aggregate Outstanding Amount of the Notes to zero.

         "Reserve Account" means the Reserve Account Deposit Account and the Reserve Account Securities Account.

         "Reserve Account Deposit Account" means the account designated as such, established by the Issuer and maintained pursuant to Section 5.01(d).

         "Reserve Account Excess Amount" means, with respect to any Payment Date, the excess, if any, of (i) the amount on deposit in the Reserve Account on such Payment Date (after giving effect to any withdrawals therefrom or deposits thereto relating to such Payment Date) over (ii) the Specified Reserve Account Balance with respect to such Payment Date.

         "Reserve Account Pay-Down Date" means the Payment Date immediately following the first Payment Date on which the amount on deposit in the Reserve Account on such Payment Date (after giving effect to any withdrawal therefrom of the Reserve Account Withdrawal Amount relating to such Payment Date) is equal to or greater than the Outstanding Amount of the Notes on such Payment Date (after giving effect to payments on such Payment Date).

         "Reserve Account Securities Account" means the account designated as such, established and maintained pursuant to Section 5.01(d).

         "Reserve Account Withdrawal Amount" means, with respect to each Payment Date, the lesser of (a) the amount then on deposit in the Reserve Account (prior to giving effect to any withdrawals therefrom relating to any Reserve Account Excess Amount for such Payment Date) and (b) the excess, if any, of (i) the aggregate amount required to be paid pursuant to Sections 5.06(b)(i) through (vii) on such Payment Date over (ii) the Available Collections for such Payment Date; provided that, with respect to the Payment Date occurring on the Reserve Account Pay-Down Date, the Reserve Account Withdrawal Amount shall equal the amount necessary to reduce the Outstanding Amount of the Notes to zero.

         "Reserve Initial Deposit" means $2,956,636.02.

         "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Master Servicer. Responsible Officer of the Owner Trustee shall be as defined in the Indenture.

         "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

         "Second Priority Principal Distribution Amount" means, with respect to any Payment Date, the excess, if any, of (a) the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes as of that Payment Date (before giving effect to any payments made to Holders of the Class A Notes and the Class B Notes on that Payment Date) over (y) the Pool Balance as of the end of the related Collection Period over (b) the First Priority Principal Distribution Amount for that Payment Date; provided, however, on or after the Final Scheduled Payment Date of the Class B Notes, the Second Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class B Notes to zero.

         "Securities" means the Notes and the Certificates.

         "Securities Account Control Agreement" means the Securities Account Control Agreement dated as of March 1, 2003 among the Issuer, the Indenture Trustee and the Securities Intermediary, as the same may be amended, supplemented or otherwise modified from time to time.

         "Securities Accounts" means the Collection Account Securities Account and the Reserve Account Securities Account.

         "Securities Intermediary" means The Bank of New York, in its capacity as the securities intermediary.

         "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

         "Seller" means Regions Bank and its successors in interest, as seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

         "Servicing Fee" means, with respect to any Payment Date, an amount equal to the sum of (i) the product of one-twelfth of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period, and
(ii) any late fees, extension fees and other administrative fees or similar charges collected on the Receivables.

         "Servicing Fee Rate" means 1.00% per annum.

         "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 or 366 days, as applicable, in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

         "Specified Reserve Account Balance" means, with respect to each Payment Date, an amount equal to the greater of (a) 2.00% of the aggregate Principal Balance of the Receivables as of the last day of the related Collection Period and (b) 1.00% of the aggregate Principal Balance of the Receivables as of the Cutoff Date; provided, however, that in no event shall the Specified Reserve Account Balance be greater than the Note Balance on that Payment Date after giving effect to all payments on that Payment Date.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Subcustodian" means World Omni, in its capacity as the subcustodian of the Receivables under Section 3.04 and, upon succession in accordance herewith, each successor subcustodian in the same capacity pursuant to Section 3.04.

         "Subservicer" means World Omni, in its capacity as the subservicer of the Receivables under Section 4.01, and, upon succession in accordance herewith, each successor subservicer in the same capacity pursuant to Section 4.01.

         "Sub-Servicing Agreement" means any subservicing agreement between the Master Servicer and a subservicer, as the same may be amended, supplemented or otherwise modified from time to time, including the World Omni Sub-Servicing Agreement.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "Trust Accounts" means the Collection Account Deposit Account, the Collection Account Securities Account, the Note Interest Distribution Account, the Principal Distribution Account, the Reserve Account Deposit Account and the Reserve Account Securities Account.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of March 1, 2003, between the Depositor and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Capital Markets Fiduciary Services Department of the Indenture Trustee (or any successor department), including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

         "World Omni" means World Omni Financial Corporation, d/b/a CenterOne Financial Services.

         "World Omni Sub-Servicing Agreement" means the Sub-Servicing Agreement dated as of March 1, 2003 between the Master Servicer and World Omni, as the same may be amended, supplemented or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

         "Underwriters" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc. and J.P. Morgan Securities Inc.

         Section 1.02. Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

         Section 2.01. Conveyance of Receivables.

         (a) In consideration of the Issuer's delivery to the Depositor (i) of $575,327,743.96 in immediately available funds and (ii) the Class C Notes and the Certificates (provided that the Issuer may deliver the Class A Notes and the Class B Notes upon the order of the Depositor in lieu of delivery of the cash portion of such delivery), the Depositor does hereby transfer, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

             (i) the Receivables and all moneys received thereon on and after the Cutoff Date;

            (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

            (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy;

            (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller, the Depositor, the Master Servicer or the Trust;

             (v) the proceeds from any Master Servicer's errors and omissions protection policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Financed Vehicle;

            (vi) all documents and other items contained in the Receivable
         Files;

           (vii) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

           (viii) all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon);

            (ix) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

             (x) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (ix) above, the "Conveyed Assets").

         (b) It is the intention of the parties hereto that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Conveyed Assets (for non-tax purposes) from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the parties hereto, the transfer and assignment contemplated hereby is held not to be a sale (for non-tax purposes), this Agreement shall constitute a security agreement under applicable law, and, in such event, the Depositor shall be deemed to have granted, and the Depositor hereby grants, to the Issuer a security interest in the Conveyed Assets for the benefit of the Trust and its assignees as security for the Depositor's obligations hereunder and the Depositor consents to the pledge of the foregoing Conveyed Assets under the Indenture to the Indenture Trustee.

                                 ARTICLE III

                                THE RECEIVABLES

         Section 3.01. Representations and Warranties of the Seller.

         (a) The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section
2.01 of this Agreement, the Depositor has transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to acquire Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the transfer and delivery of the Receivables to the Issuer or the Custodian.

         (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to acquire any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

         Section 3.02. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the
Indenture:

         (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables, including all right, title and interest of the Depositor in and to the security interests in the related Financed Vehicles.

         (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

         (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

         (d) Perfection. The Depositor further makes all the representations, warranties and covenants set forth in Exhibit E.

         Section 3.03. Repurchase Upon Breach. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Master Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof, the Seller shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Seller under the Receivables Purchase Agreement, to purchase as of such last day any Receivable materially and adversely affected by any such breach; provided, however, that, notwithstanding the qualification of any of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement as to the Seller's knowledge, a breach in the substance of any such representation and warranty (without giving effect to such qualification as to knowledge) shall require the Seller to perform its repurchase or cure obligations set forth in this Section 3.03. In consideration of the repurchase of any such Receivable, the Seller shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit in the manner specified in Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or the agreement contained in this Section shall be to require the Seller to purchase such Receivable pursuant to this Section or to repurchase such Receivable pursuant to the Receivables Purchase Agreement.

         Section 3.04. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee. The Custodian may delegate or subcontract out its duties as Custodian; provided that no such delegation or subcontract arrangement shall relieve the Custodian of its duties and obligations hereunder. The Indenture Trustee and the Seller hereby acknowledge and consent to the delegation by the initial Custodian of its duties and obligations as Custodian to World Omni, as agent of the Issuer and the Indenture Trustee.

         Section 3.05. Duties of Master Servicer as Custodian.

         (a) Safekeeping. The Master Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Master Servicer services for itself or others consistent with the procedures employed by institutions that act as custodian for comparable automotive receivables. The Master Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Master Servicer's record keeping. The Master Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

         (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Receivable File at one of its offices or the office of the Subcustodian specified in Schedule C to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Master Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Master Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Master Servicer's normal operations or customer or employee relations.

         (c) Release of Documents. Upon instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Owner Trustee, the Master Servicer shall release any Receivable File to the Indenture Trustee or the Owner Trustee, as the case may be, or to the agent or designee of the Indenture Trustee or the Owner Trustee, as the case may be, at such place or places as the Indenture Trustee or the Owner Trustee, as applicable, may designate, as soon as practicable without resulting in unreasonable interference with the Master Servicer's normal operations or customer or employee relations. Upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee or the Owner Trustee, as the case may be, the Master Servicer shall be released from any further liability and responsibility under this Section 3.05 with respect to such documents and any other provision of this Agreement if the fulfillment of the Master Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Master Servicer. In no event shall the Master Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Owner Trustee's failure to return any Receivable File or any portion thereof in a timely manner.

         Section 3.06. Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee.

         Section 3.07. Custodian's Indemnification. The Master Servicer, as custodian, shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer as custodian of the Receivable Files; provided, however, that the Master Servicer shall not be liable to the Trust, the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Trust, the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Trust, the Owner Trustee or the Indenture Trustee, as the case may be.

         Indemnification under this Section shall survive the resignation or removal of the Master Servicer or the termination of this Agreement with respect to acts or omissions of such Master Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

         Section 3.08. Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08. If the Master Servicer or any successor Master Servicer shall resign as Master Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Master Servicer or any successor Master Servicer shall have been terminated under Section 8.02, the appointment of such Master Servicer as custodian may be terminated by the Issuer, the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Controlling Class, or if no Notes are Outstanding, by Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Master Servicer under Section 8.02. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Master Servicer's appointment as custodian, with cause, at any time upon written notification to the Master Servicer and without cause, only by written notification to the Master Servicer pursuant to Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than ten (10) Business Days after any such termination of appointment), the Master Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the termination of Regions Bank as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as Regions Bank remains the Master Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Master Servicer for the purpose of enabling the Master Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                  ARTICLE IV

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01. Duties of Master Servicer.

         (a) The Master Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Master Servicer under this Agreement. The Master Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the procedures generally accepted by institutions that service indirect motor vehicle retail installment sale contracts and motor vehicle retail installment loan contracts. The Master Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, accounting for collections, and performing the other duties specified herein. The Master Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Master Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Master Servicer shall not, except pursuant to an order from a court of competent jurisdiction or as otherwise required by applicable law, execute documents that would release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. Notwithstanding the foregoing, in connection with the settlement by the Master Servicer of a Defaulted Receivable, the Master Servicer may settle the account of such Receivable for less than the full amount of principal and interest due on such Receivable, if in its reasonable discretion, consistent with its customary servicing standards, it believes that the acceptance of the settlement proceeds from the related Obligor would result in the Trust or Indenture Trustee receiving a greater amount of collections than the Liquidation Proceeds that would result from repossessing and liquidating the related Financed Vehicle. The Master Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section
4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Master Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Master Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Master Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Master Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Master Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Master Servicer furnish the Master Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

         (b) The Master Servicer also shall administer and enforce all rights of the holder of the Receivables under the Dealer Agreements and assignment forms. The Master Servicer's duties shall also include furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and reporting any required tax information to Obligors. The Master Servicer may only dispose of Receivables as specifically permitted under the Basic Documents.

         The Master Servicer may engage agents and subservicers, including the Subservicer, to fulfill its duties hereunder; provided, that such Subservicer does not primarily service the Receivables from inside the State of Florida. The Master Servicer has appointed World Omni to act as Subservicer pursuant to the World Omni Sub-Servicing Agreement and the Seller and the Indenture Trustee hereby acknowledge and consent to such appointment. All amounts payable to any Subservicer shall be paid by the Master Servicer and shall not be obligations of the Indenture Trustee, the Owner Trustee or the Issuer or paid from the Trust Estate and no appointment of a Subservicer shall result in any additional expense to the Indenture Trustee, the Owner Trustee, the Noteholders, the Certificateholders or the Issuer. No such delegation or engagement of agents, Subservicers or subcontractors by the Master Servicer shall relieve the Master Servicer of its responsibilities with respect to any of its duties hereunder. References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Subservicer on behalf of the Master Servicer pursuant to any Sub-Servicing Agreement. For purposes of this Agreement, the Master Servicer shall be deemed to have received any payment when a Subservicer retained by it receives such payment.

         To the extent consistent with the standards, policies and procedures otherwise required hereby, references to the customary servicing standards (and procedures), customary and usual procedures, customary standards and customary collections policy of the Master Servicer and similar expressions used in this Agreement shall be deemed to refer to the standards, procedures and policies of the Master Servicer or such standards, procedures and policies as the Master Servicer requires that its agents, subservicers or subcontractors follow in connection with servicing of the Master Servicer's indirect auto loan portfolio.

         Neither the Master Servicer nor any Subservicer shall perform any non-ministerial duties in the State of Florida without first providing an Opinion of Counsel in form and substance acceptable to the Indenture Trustee to the effect that the performance of such non-ministerial duties will not adversely affect the tax treatment of the Issuer or have an adverse tax consequence on the Noteholders.

         Section 4.02. Collection of Receivable Payments; Modifications of Receivables.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable indirect motor vehicle receivables that it services for itself and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Master Servicer, maximize the amount to be received by the Trust with respect thereto. The Master Servicer is authorized in its discretion to waive any late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) The Master Servicer may grant payment extensions on the Receivables only to the extent permissible in its extension policy attached hereto as Exhibit D; provided, however, that no such extension shall extend the final Payment Date on any Receivable beyond the last day of the Collection Period ending six months prior to the Class C Final Scheduled Payment Date.

         (c) Upon any extension not in accordance with this Section, the Master Servicer shall be required to purchase the related Receivable in accordance with Section 4.07.

         Section 4.03. Realization upon Receivables. The Master Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Receivables in such manner as, in the Master Servicer's reasonable judgment, will maximize the receipt of principal and interest on all Receivables and Liquidation Proceeds in respect of Liquidated Receivables; provided that the Master Servicer may not sell any Defaulted Receivable except as specifically provided in Section 3.03, 4.07 and
9.01. Consistent with the standards, policies and procedures required by this Agreement, the Master Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Master Servicer shall have determined that eventual payment in full is unlikely. The Master Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable in accordance with its customary procedures; provided, however, that the Master Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Master Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Master Servicer in order to realize upon a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Master Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Master Servicer shall be entitled to recover all expenses incurred by it that are reasonably allocated to repossessing and liquidating a Financed

Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle or any deficiency obtained from the related Obligor.

         Section 4.04. Satisfaction of Receivables. Upon payment in full on any Receivable, or otherwise in accordance with the Master Servicer's customary policies and procedures, the Master Servicer is authorized to execute an instrument in satisfaction of such Receivable and to do such other acts and execute such other documents as the Master Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto.

         Section 4.05. Maintenance of Security Interests in Financed Vehicles.

         (a) The Master Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle; provided, however, that except as provided in Section 4.05(b), the Master Servicer shall not be required to perfect or reperfect the security interest in the Financed Vehicles in the name of the Issuer or the Indenture Trustee. The Master Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Indenture Trustee is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Indenture Trustee, the Master Servicer hereby agrees that the designation of Regions Bank as the secured party on the certificate of title is in its capacity as agent of the Indenture Trustee.

         (b) The Depositor, the Owner Trustee, the Indenture Trustee and the Master Servicer hereby agree that, upon the occurrence of a Non-Master Servicer Termination Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer or the Indenture Trustee, including by amending the title documents of the Financed Vehicles. The Master Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. If such expenses are not paid within 15 days after delivery of any invoice therefor, such expenses shall be paid pursuant to Section 5.06(b)(ix). Notwithstanding anything to the contrary in this Section 4.05(b), the Indenture Trustee shall be under no obligation to file any financing statements or to re-title any vehicles.

         Section 4.06. Covenants of Master Servicer. By its execution and delivery of this Agreement, the Master Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

         (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

         (b) No Impairment. The Master Servicer shall do nothing to impair the rights of the Trust in the property of the Trust;

         (c) No Amendments. The Master Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02; and

         (d) Restrictions on Liens. The Master Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names Regions Bank or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property.

         Section 4.07. Purchase of Receivables Upon Breach. Upon discovery by any of the Master Servicer, the Seller, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the other; provided, however, that the failure to give any such notice shall not affect any obligation of the Master Servicer under this Section 4.07. On or before the last day of the first Collection Period commencing after its discovery or receipt of notice of the breach of any covenant set forth in Sections 4.02(b), 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the Master Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Master Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Master Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Master Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. Notwithstanding anything to the contrary, the Master Servicer shall not intentionally breach any of the covenants set forth in Sections 4.02(b), 4.05(a) or 4.06 for the purpose of acquiring any Receivable.

         Section 4.08. Servicing Fee. The Servicing Fee shall be payable to the Master Servicer on each Payment Date. That part of the Servicing Fee based on the Servicing Fee Rate shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Master Servicer and expenses incurred in connection with distributions and reports made by the Master Servicer to the Owner Trustee and the Indenture Trustee), except to the extent otherwise expressly provided herein.

         Section 4.09. Master Servicer's Certificate. Not later than 12:00 p.m. (New York City time) on each Determination Date, the Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency and the Underwriters, a Master Servicer's Certificate containing all information necessary to make the distributions to be made on the related Payment Date pursuant to Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Master Servicer's Certificate shall be certified by a Responsible Officer of the Master Servicer that the information provided is complete and no Master Servicer Termination Event has occurred. With respect to each Collection Period, Receivables to be purchased by the Master Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable, in each case, during such Collection Period shall be identified by the Master Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

         Section 4.10. Annual Statement as to Compliance; Notice of Master Servicer Termination Event; Sarbanes-Oxley.

         (a) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 120 days after the end of the Master Servicer's fiscal year, an Officer's Certificate signed by a Responsible Officer of the Master Servicer, stating that (i) a review of the activities of the Master Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, a Master Servicer Termination Event under Section 8.01.

         (c) The Master Servicer shall provide on a timely basis for filing with the applicable reports of the Issuer under the Securities Exchange Act of 1934, as amended, the certifications, if any, required by Section 302 of the Sarbanes-Oxley Act of 2002 to be included in those reports.

         Section 4.11. Annual Independent Accountants' Report. The Master Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Master Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 120 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2003, a report addressed to the Board of Directors of the Master Servicer, the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the books and records of the Master Servicer and issued its report on the financial statements of Regions Financial Corporation and that (i) such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (ii) the firm is independent of the Depositor and the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; (iii) a review in accordance with generally accepted auditing standards was made of the Master Servicer's Certificates relating to such fiscal year, including the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Master Servicer's Certificates were found; and (iv) a review in accordance with generally accepted auditing standards was made of the Master Servicer's compliance with its servicing obligations in this Agreement, including without limitation the obligations of the Master Servicer set forth in Section 4.02(b) hereof, and, except as disclosed in the accountants' report, no exceptions to such compliance were found. In rendering its report such firm may rely, as to matters relating to the servicing of the Receivables by any Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers.

         Section 4.12. Access to Certain Documentation and Information Regarding Receivables. The Master Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Master Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Master Servicer; provided, however, that with respect to access to any Subservicer, no less than six days written notice to the Master Servicer before access to the documentation is granted shall be considered reasonable. Nothing in this Section shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13. Term of Master Servicer. The Master Servicer hereby covenants and agrees to act as Master Servicer under, and for the term of, this Agreement.

         Section 4.14. Access to Information Regarding Trust and Basic Documents. The Master Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. Upon request, the Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Indenture Trustee shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Master Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Master Servicer pursuant to this Article IV.

                                  ARTICLE V

                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01. Establishment of Accounts.

         (a) The Master Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Account designated as the Collection Account Deposit Account, which shall be maintained as a "deposit account" (as defined in Section 9-102(a)(29) of the UCC)(the "Collection Account Deposit Account") and shall cause the Indenture Trustee to establish an Eligible Account designated as the Collection Account Securities Account, (the "Collection Account Securities Account"), each bearing a designation clearly indicating that the Trust Account Property deposited therein is held for the benefit of the Noteholders and the Certificateholders.

         (b) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Account designated as the Note Interest Distribution Account which shall be maintained as a "deposit account" (as defined in Section 9-102(a)(29) of the UCC) (the "Note Interest Distribution Account"), bearing a designation clearly indicating that the Trust Account Property deposited therein is held for the exclusive benefit of the Noteholders.

         (c) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Account designated as the Principal Distribution Account which shall be maintained as a "deposit account" (as defined in Section 9-102(a)(29) of the UCC) (the "Principal Distribution Account"), bearing a designation clearly indicating that the Trust Account Property deposited therein is held for the exclusive benefit of the Noteholders.

         (d) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain, in the name of the Indenture Trustee, (i) an Eligible Account designated as the Reserve Account Deposit Account which shall be maintained as a "deposit account" (as defined in Section 9-102(a)(29) of the UCC) (the "Reserve Account Deposit Account") and
(ii) an Eligible Account designed as the Reserve Account Securities Account (the "Reserve Account Securities Account"), each bearing a designation clearly indicating that the Trust Account Property deposited therein is held for the benefit of the Noteholders.

         (e) The Indenture Trustee (or any other financial institution at which the Deposit Accounts are held) hereby confirms the following with respect to the Deposit Accounts: (A) it is an organization engaged in the business of banking and is acting in such capacity in maintaining the Deposit Accounts (in such capacity, the "Deposit Account Bank"), (B) the Indenture Trustee is the Deposit Account Bank's sole "customer" (within the meaning of Section 9-104 of the UCC) with respect to the Deposit Accounts, (C) all cash and money shall be credited to the Deposit Accounts as provided herein, (D) all cash and money to be deposited in the Collection Account shall be credited to the Collection Account Deposit Account and all Trust Account Property other than cash and money to be deposited in the Collection Account shall be credited to the Collection Account Securities Account and (E) all cash and money to be deposited to the

Reserve Account shall be credited to the Reserve Account Deposit
Account and all Trust Account Property other than cash and money to be deposited in the Reserve Account shall be credited to the Reserve Account Securities Account. Notwithstanding anything to the contrary and for the avoidance of doubt, if at any time the Deposit Account Bank shall receive any instructions originated by the Indenture Trustee directing the disposition of funds in any of the Deposit Accounts, the Deposit Account Bank shall comply with such instructions without further consent by the Issuer or any other Person. The Deposit Account Bank's "jurisdiction" (within the meaning of
Section 9-304 of the UCC) is the State of New York.

         (f) [Reserved].

         (g) Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Master Servicer; provided, however, that if the Master Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Payment Date. If the Master Servicer shall so request, funds deposited in a Trust Account on a day that immediately precedes a Payment Date upon the maturity of any Eligible Investments may, at the discretion of the Indenture Trustee, be invested overnight.

         (h) In the event that there are Net Investment Losses in Eligible Investments chosen by the Master Servicer, the Master Servicer shall deposit into the Collection Account, no later than one Business Day prior to the Payment Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

         (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Master Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Account to the Trust Account.

             (i) The Indenture Trustee (or any other financial institution at which a Trust Account is held) hereby confirms the following with respect to each Securities Account:

                 (A) such Securities Account shall be a "securities account"
             within the meaning of Section 8-501 of the UCC to which financial assets are or may be credited,

                 (B) the Indenture Trustee shall act in the capacity of a
             "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC with respect to such Securities Account,

                 (C) the Securities Intermediary shall treat the Indenture
             Trustee as the sole "entitlement holder" within the meaning of
             Section 8-102(a)(7) of such Trust Account and the sole Person entitled to exercise the rights that comprise any financial asset credited to such Securities Account,

                 (D) all securities, securities entitlements, financial assets and other investment property shall be credited to such Securities Account as provided herein.

             (ii) The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Securities Account shall be treated as a "financial asset" within the meaning of Article 8-102(a)(9) of the UCC.

            (iii) Notwithstanding anything to the contrary and for the avoidance of doubt, if at any time the Securities Intermediary shall receive any notifications or entitlement orders from the Indenture Trustee directing it to transfer or redeem any financial asset or other property relating to any Securities Account, the Securities Intermediary shall comply with such notification or other entitlement order without further consent by the Depositor or any other Person.

            (iv) The Securities Intermediary's jurisdiction (as defined in
         Section 8-110 of the UCC) shall be the State of New York.

             (v) The Trust Account Property shall be Delivered to the Securities Intermediary or the Deposit Account Bank, as applicable, in accordance with the definition of "Delivery."

            (vi) The Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Master Servicer Termination Event to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

         Section 5.02. Collections. The Master Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries on the Business Day prior to the Payment Date for so long as (i) Regions Bank is the Master Servicer, (ii) the Master Servicer has the Minimum Required Rating, and (iii) no Master Servicer Termination Event shall have occurred and be continuing. Notwithstanding anything herein to the contrary, so long as the conditions set forth in clauses (i) through (iii) above are satisfied, the Master Servicer may make any remittance pursuant to the preceding sentence net of the Servicing Fee payable to the Master Servicer on the related Payment Date. If (i) Regions Bank is no longer the Master Servicer, (ii) Regions Bank no longer has the Minimum Required Rating, or
(iii) a Master Servicer Termination Event shall have occurred and be continuing, the Master Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. Notwithstanding anything herein to the contrary, so long as Regions Bank is the Master Servicer, Regions Bank may withhold from deposit into the Collection Account any amounts indicated on the related Master Servicer's Certificate as being due and payable to the Master Servicer or the Seller. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Master Servicer or the Seller.

         Section 5.03. Application of Collections.

         (a) All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Purchased Receivable), shall be applied to interest, fees and principal in accordance with the Simple Interest Method and the Master Servicer's customary procedures. Generally, subject to the foregoing sentence, the Master Servicer applies obligor payments, first to interest, second to unpaid principal and third to late charges and certain other charges; provided that with respect to Defaulted Receivables for which the Master Servicer disposes of or sells a Financed Vehicle in accordance with the terms of this Agreement, and the Liquidation Proceeds from the disposition of the Financed Vehicle do not equal the Principal Balance of such Receivable, the Master Servicer applies such Liquidation Proceeds, first to unpaid principal, second to interest and third to unpaid late charges and certain other charges.

         (b) Without limitation of Section 5.03(a), if an Obligor on a Receivable, in addition to making the payment due thereon in a Collection Period, makes one or more additional scheduled payments in such Collection Period, the additional scheduled payments made in such Collection Period shall be treated as a partial principal prepayment and shall be applied to reduce the principal balance of such Receivable in such Collection Period and, unless otherwise requested by such Obligor, such Obligor shall not be required to make any scheduled payment in respect of such Receivable for the number of due dates corresponding to the number of such additional scheduled payments (the "Paid-Ahead Period"). During the Paid-Ahead Period, interest shall continue to accrue on the Principal Balance of such Receivable, as reduced by the application of such additional scheduled payments.

         Section 5.04. Purchase Amounts. For so long as (i) Regions Bank is the Master Servicer, (ii) Regions Bank has the Minimum Required Rating, and
(iii) no Master Servicer Termination Event shall have occurred and be continuing, the Master Servicer and the Seller shall be entitled pursuant to the first sentence of Section 5.02 to deposit or cause to be deposited the aggregate Purchase Amounts pursuant to Sections 3.03, 4.07 and 9.01, in the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Payment Date, rather than (A) in the case of Sections 3.03 and 4.07, on or before the last day of the related Collection Period and (B), in the case of Section 9.01, the Determination Date. If, however, (i) Regions Bank no longer is the Master Servicer, (ii) Regions Bank no longer has the Minimum Required Rating, or (iii) a Master Servicer Termination Event shall have occurred and be continuing, (A) in the case of Sections 3.03 and 4.07, the Master Servicer or the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amounts pursuant to Sections 3.03 or 4.07 on or before the last day of the related Collection Period and (B) in the case of Section 9.01, on the Determination Date.

         Section 5.05. Permitted Withdrawals from Collection Account. On each Payment Date, the Indenture Trustee, at the direction of the Master Servicer, shall, in addition to, and prior to, the withdrawals from the Collection Account on such Payment Date pursuant to Section 5.06(b), make the following withdrawals from the Collection Account, for the following purposes:

         (a) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

         (b) to clear and terminate the Collection Account in connection with the termination of this Agreement.

         The Master Servicer shall keep and maintain an accounting, as part of the monthly Master Servicer's Certificate prepared by the Master Servicer, for the purpose of justifying any withdrawals from the Collection Account pursuant to this Section 5.05. It is understood that whenever reference is made in this Agreement to withdrawals by the Master Servicer from the Collection Account and distributions by the Master Servicer of amounts so withdrawn, such withdrawals and distributions shall be made or caused to be made by the Indenture Trustee in accordance with written instructions from the Master Servicer signed by a Responsible Officer of the Master Servicer.

         Section 5.06. Distributions.

         (a) On each Determination Date, the Master Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Master Servicer's Certificate pursuant to Section 4.09.

         (b) On each Payment Date, the Master Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Master Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to make payments, deposits and distributions on such Payment Date, to the extent of funds on deposit in the Collection Account with respect to such Payment Date (including funds, if any, deposited therein from the Reserve Account pursuant to Section 5.07(b)), pursuant to clauses (i) through
(x) below, in the following order and priority:

             (i) to the Master Servicer, from Available Funds, the Servicing Fee for the related Collection Period (and any accrued and unpaid Servicing Fees from prior Collection Periods);

            (ii) to the Note Interest Distribution Account, for payment to the Class A Noteholders pursuant to Section 5.06(c)(i), from the Available Funds remaining after the application of clause (i), the Class A Noteholders' Interest Distributable Amount;

            (iii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Available Funds remaining after the application of clauses (i) and (ii), the First Priority Principal Distribution Amount, if any;

             (iv) to the Note Interest Distribution Account, for payment to the Class B Noteholders pursuant to Section 5.06(c)(ii), from the Available Funds remaining after the application of clauses (i) through (iii), the Class B Noteholders' Interest Distributable Amount;

             (v) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Available Funds remaining after the application of clauses (i) through (iv), the Second Priority Principal Distribution Amount;

            (vi) to the Note Interest Distribution Account, for payment to the Class C Noteholders pursuant to Section 5.06(c)(iii), from the Available Funds remaining after the application of clauses (i) through (v), the Class C Noteholders' Interest Distributable Amount;

           (vii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Available Funds remaining after the application of clauses (i) through (vi), the Regular Note Principal Distribution Amount;

          (viii) to the Reserve Account, from the Available Collections remaining after the application of clauses (i) through (vii), any deficiency in the Specified Reserve Account Balance;

            (ix) to the applicable party, from the Available Collections remaining after the application of clauses (i) through (viii), any accrued and unpaid fees, expenses and indemnification expenses owed to such party under any of the Basic Documents (including legal fees and expenses), to the extent not paid pursuant to clauses (i) through
         (viii); and

             (x) the remainder, if any, of the Available Collections and the Reserve Account Excess Amount, if any, to the Certificate Distribution Account for distribution to the Holders of the Certificates.

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account and the Principal Distribution Account hereunder until all amounts distributable on the Certificates have been distributed to the Holders of the Certificates.

         (c) On each Payment Date, the Master Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Master Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the funds on deposit in the Note Interest Distribution Account with respect to the Collection Period preceding such Payment Date and make payments and distributions on such date pursuant to clauses (i) through (iii) below, in the following order and priority:

             (i) to the Class A Noteholders, the Class A Noteholders' Interest Distributable Amount for such Payment Date;

            (ii) to the Class B Noteholders, the Class B Noteholders' Interest Distributable Amount for such Payment Date; and

           (iii) to the Class C Noteholders, the Class C Noteholders' Interest Distributable Amount for such Payment Date.

         (d) On each Payment Date, the Master Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Master Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and make payments and distributions on such date pursuant to clauses (i) through
(iii) below, in the following order and priority:

             (i) to the Class A Noteholders, in the following order and priority, the Class A Principal Distributable Amount for such Payment
         Date:

                 (A) to the Class A-1 Noteholders on account of principal
             until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                 (B) to the Class A-2 Noteholders on account of principal
             until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

                 (C) to the Class A-3 Noteholders on account of principal
             until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and

                 (D) to the Class A-4 Noteholders on account of principal
             until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

            (ii) to the Class B Noteholders, the Class B Principal Distributable Amount for such Payment Date; and

           (iii) to the Class C Noteholders, the Class C Principal Distributable Amount for such Payment Date.

         (e) Notwithstanding Sections 5.06(b), (c) and (d),

             (i) if the Notes have been accelerated following an Event of Default specified in Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture and the Trust Estate has not been sold or otherwise liquidated pursuant to Section 5.04(a)(iv) of the Indenture, the Master Servicer shall instruct the Indenture Trustee (x) to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) and (ii) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of the Class A Notes to zero, (y) if the Class A Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (iv) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of the Class B Notes to zero, or (z) if the Class A Notes and the Class B Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (vi) above to the Principal Distribution Account to the extent necessary to reduce Outstanding Amount of the Class C Notes to zero. Any amounts transferred to the Principal Distribution Account pursuant to clause (x) above shall be applied to the repayment of principal of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the respective Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

            (ii) if the Notes have been accelerated following an Event of Default specified in Section 5.01(iii) of the Indenture, and the Trust Estate has not been sold or otherwise liquidated pursuant to
         Section 5.04(a)(iv) of the Indenture, the Master Servicer shall instruct the Indenture Trustee to transfer funds on deposit in the Collection Account in accordance with the priorities set forth in
         Section 5.06(b), (c) and (d), except that any amounts transferred to the Principal Distribution Account that would otherwise have been applied to make payments and distributions pursuant to Section 5.06(d)(i) shall instead be applied to the repayment of principal of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the respective Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

           (iii) if the Notes have been accelerated following an Event of Default specified in Section 5.01 of the Indenture and the Trust Estate has been sold or otherwise liquidated pursuant to Section 5.04(a)(iv) of the Indenture, the Indenture Trustee shall distribute any money or property collected by the Indenture Trustee pursuant to
         Article V of the Indenture (which shall also be deemed to include all amounts which would otherwise have been distributable in accordance with the priorities set forth in Sections 5.06(b), (c) and (d) of this Agreement) in the order of priority specified in Section 5.04(b) of the Indenture.

         Section 5.07. Reserve Account.

         (a) On or prior to the Closing Date the Issuer shall cause to have deposited an amount equal to the Reserve Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes. The Reserve Account shall be an asset of the Issuer.

         (b) On each Payment Date, the Master Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Master Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the Reserve Account Withdrawal Amount, if any, and the Reserve Account Excess Amount, if any, from the Reserve Account and deposit such Reserve Account Withdrawal Amount and such Reserve Account Excess Amount into the Collection Account for distribution in the order of priority set forth in Section 5.06(b) no later than 12:00 noon, New York City time, on the Business Day prior to the related Payment Date.

         (c) In the event that, on any Payment Date, the amount on deposit in the Reserve Account shall be less than the Specified Reserve Account Balance, the Available Collections remaining after the payment of the amounts set forth in Section 5.06(b)(i) through (vii), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Payment Date.

         (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06 following payment in full of all of the Outstanding Amount of the Notes until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to the Certificate Distribution Account for distribution to the Certificateholders.

         Section 5.08. Statements to Securityholders. On each Determination Date, the Master Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency, the Underwriters and each Paying Agent (if any)) for the Indenture Trustee to forward, on the related Payment Date, to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B setting forth at least the following information as to the Securities to the extent applicable:

         (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal for each Class of Notes on such Payment Date;

         (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest for each Class of Notes on the related Payment Date;

         (c) the Outstanding Amount of each Class of Notes and the Note Pool Factor for each such Class as of the close of business on the preceding Payment Date, after giving effect to payments allocated to principal reported under clause (a) above;

         (d) the amount of the Servicing Fee paid to the Master Servicer on the related Payment Date;

         (e) the amount of the First Priority Principal Distribution Amount, if any, for the related Payment Date;

         (f) the amount of the Second Priority Principal Distribution Amount, if any, for the related Payment Date;

         (g) the amount of the Regular Note Principal Distribution Amount for the related Payment Date;

         (h) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, separately identified, with respect to the related Collection Period;

         (i) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

         (j) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on the related Payment Date, if any;

         (k) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to the related Payment Date;

         (l) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

         (m) the aggregate principal balance and number of Receivables that are 31 to 60 days, 61 to 90 days or 91 days or more delinquent as of the last day of the related Collection Period;

         (n) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall, the Class B Interest Carryover Shortfall and the Class C Interest Carryover Shortfall, in each case after giving effect to payments on the related Payment Date, and any change in such amounts from the preceding statement; and

         (o) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period.

         Each amount set forth on the Payment Date Statement under clauses
(a), (b), (d), (e), (f), (g) or (n) above may also be expressed as a dollar amount per $1,000 of original principal balance of a Note.

                                  ARTICLE VI

                                 THE DEPOSITOR

         Section 6.01. Representations of Depositor. The Depositor makes the following representations to the Issuer, the Master Servicer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the state of its formation, with the requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

         (c) Power and Authority. The Depositor has the limited liability company power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary limited liability company action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the limited liability company agreement or certificate of formation of the Depositor, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

         (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section 6.02. Limited Liability Company Existence. Subject to Section 6.04, during the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby; provided that nothing herein shall prohibit the Depositor from converting into another form of entity provided that it complies with this Section 6.02 in all other respects except as to form. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

         Section 6.03. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

         Section 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The

Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Indenture Trustee, the Master Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or
6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction); provided, that, a change in the Depositor's form of organization shall not be considered a breach of the representations and warranties set forth in Section 6.01, (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Master Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Master Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

         Section 6.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

         Section 6.06. Depositor May Own Securities. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

         Section 6.07. Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Master Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust, the Notes or the Certificates.

         Section 6.08. Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                 ARTICLE VII

                              THE MASTER SERVICER

         Section 7.01. Representations of Master Servicer. The Master Servicer makes the following representations upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) Organization and Good Standing. The Master Servicer is a banking corporation duly organized and validly existing under the laws of the jurisdiction of its organization and continues to hold a valid certificate to do business as such. The Master Servicer is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer and its subsidiaries, considered as one enterprise. The Master Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

         (b) Licenses and Approvals. The Master Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Master Servicer's ability to service the Receivables.

         (c) Power and Authority. The Master Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Master Servicer by all necessary action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Master Servicer, enforceable against the Master Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Master Servicer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Master Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Master Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or any of its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Master Servicer's knowledge, threatened, against the Master Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

         Section 7.02. Indemnities of Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer and the representations made by the Master Servicer under this Agreement:

         (a) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Master Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

         (b) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Securities), and any reasonable costs and expenses in defending against the same.

         (c) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.


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

         For purposes of this Section, in the event of the termination of the rights and obligations of Regions Bank (or any successor thereto pursuant to Section 7.03) as Master Servicer pursuant to Section 8.02, or the resignation by such Master Servicer pursuant to this Agreement, such Master Servicer shall be deemed to be the Master Servicer pending appointment of a successor Master Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

         Indemnification under this Section shall survive the resignation or removal of the Master Servicer or the termination of this Agreement with respect to acts of the Master Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

         Section 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer. Any Person (i) into which the Master Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Master Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Master Servicer or (iv) succeeding to the business of the Master Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, shall be the successor to the Master Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Master Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Master Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Master Servicer's business unless
(i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Master Servicer Termination Event shall have occurred; provided, that, a change in the Master Servicer's form of organization shall not be considered a breach of the representation or warranties set forth in Section 7.01, (ii) the Master Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
7.03 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Master Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 7.04. Limitation on Liability of Master Servicer and Others.

         (a) Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Master Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Master Servicer and any director, officer, employee or agent of the Master Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         (b) The parties expressly acknowledge and consent to the Indenture Trustee simultaneously acting in the capacity of successor Master Servicer and Indenture Trustee. The Indenture Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

         Section 7.05. [Reserved].

         Section 7.06. Master Servicer Not to Resign.

         (a) Subject to the provisions of Section 7.03, the Master Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Master Servicer except (i) upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or (ii) in the event of the appointment of a successor Master Servicer, upon satisfaction of the Rating Agency Condition.

         (b) Notice of any determination that the performance by the Master Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Rating Agencies, the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Master Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Master Servicer shall become effective until a successor Master Servicer acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 8.03. If no Master Servicer has been appointed within 30 days of resignation or removal, the Controlling Party may petition any court of competent jurisdiction for such appointment.




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

                                 ARTICLE VIII

                                    DEFAULT

         Section 8.01. Master Servicer Termination Events. For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Master Servicer Termination Event":

         (a) any failure by the Master Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Master Servicer or after discovery of such failure by a Responsible Officer of the Master Servicer;

         (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any covenants or agreements of the Master Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for a period of 90 days after discovery of such failure by a Responsible Officer of the Master Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Master Servicer by any of the Owner Trustee, the Indenture Trustee, Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates; or

         (c) the occurrence of an Insolvency Event with respect to the Master Servicer.

         Section 8.02. Consequences of a Master Servicer Termination Event. If a Master Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, the Holders of Certificates evidencing not less than a majority of the percentage interests in the Certificates, shall terminate all of the rights and obligations of the Master Servicer under this Agreement by notice in writing to the Master Servicer. On or after the receipt by the Master Servicer of such written notice, all authority, power, obligations and responsibilities of the Master Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the successor Master Servicer appointed by the Controlling Party; provided, however, that such successor Master Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Master Servicer prior to the date that such successor Master Servicer becomes the Master Servicer or any claim of a third party based on any alleged action or inaction of the terminated Master Servicer. The successor Master Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Master Servicer agrees to cooperate with the successor




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

Master Servicer in effecting the termination of the responsibilities and rights of the terminated Master Servicer under this Agreement, including the transfer to the successor Master Servicer for administration by it of all money and property held by the Master Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Master Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Master Servicer to service the Receivables. The terminated Master Servicer shall also provide the successor Master Servicer access to Master Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

         Section 8.03. Appointment of Successor Master Servicer.

         (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Master Servicer pursuant to Section 7.06, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Master Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee and such successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Master Servicer is acting as Master Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Master Servicer Termination Event after its appointment as successor Master Servicer.

         (b) On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Master Servicer pursuant to Section 7.06, or if the Indenture Trustee is legally unable to act as Master Servicer, the Controlling Party may exercise at any time its right to appoint a successor to the Master Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Master Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it does so; provided that in the event the Master Servicer has resigned pursuant to Section 7.06(a)(ii) the appointment of any successor Master Servicer (other than the Indenture Trustee) must satisfy the Rating Agency Condition. Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Master Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, may petition a court of competent jurisdiction to appoint any Eligible Master Servicer as the successor to the Master Servicer; provided that in the event the Master Servicer has resigned pursuant to Section 7.06(a)(ii) the appointment of any successor Master Servicer (other than the Indenture Trustee) must satisfy the Rating Agency Condition. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Master Servicer unless it is legally unable to do so, in which event the outgoing Master Servicer shall continue to act as Master Servicer until a successor has been appointed and accepted such appointment. The Trustee shall be entitled to withdraw from the Collection Account and remit to the successor Master Servicer or such other party entitled thereto all reasonably incurred Master Servicer transition costs.




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

         (c) Upon appointment, the successor Master Servicer shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Master Servicer by the terms and provisions of this Agreement.

         (d) Any successor Master Servicer shall have the right (x) to terminate the services of any Subservicer in respect of the Receivables arising under the related Sub-Servicing Agreement between the predecessor Master Servicer and such Subservicer which is in effect at the time such successor Master Servicer assumes its responsibilities as successor Master Servicer or (y) to assume such related Sub-Servicing Agreement. The successor Master Servicer will provide the Subservicer, the predecessor Master Servicer, the Indenture Trustee and the Owner Trustee, within 60 days of its appointment as successor Master Servicer, written notice of its election to terminate any Sub-Servicing Agreement on the date set forth in such notice or to assume the Sub-Servicing Agreement. Any termination fees in connection with such termination shall be paid by the predecessor Master Servicer or the Subservicer pursuant to the relevant Subservicing Agreement and shall not be obligations of the Indenture Trustee, the Owner Trustee or the Issuer or paid from the Trust Estate.

         Section 8.04. Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this
Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

         Section 8.05. Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, the Holders of Certificates evidencing not less than a majority of the percentage interests in the Certificates may, on behalf of all Securityholders, waive in writing any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE IX

                                  TERMINATION

         Section 9.01. Optional Purchase of All Receivables.

         (a) On each Determination Date as of which the Pool Balance is equal to or less than 10% of the Initial Pool Balance, the Master Servicer shall have the option to purchase the Receivables; provided however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal and interest then due and payable on any Outstanding Notes in full and to pay any amounts due to the Indenture Trustee, the Owner Trustee and the Administrator, pursuant to the Basic Documents. To exercise such option, the Master Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the lesser of (i) the fair market value of the Receivables and (ii) aggregate Purchase Amount for the Receivables (including Receivables that became Liquidated Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

         (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Master Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Master Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, the Indenture Trustee pursuant to this Agreement.



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

                                  ARTICLE X

                                 MISCELLANEOUS

         Section 10.01. Amendment.

         (a) This Agreement may be amended by the Depositor, the Master Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further that, such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes. Notwithstanding anything to the contrary in this Section 10.01(a), if at the time the parties hereto propose to enter into an amendment under this
Section 10.01(a) (except an amendment to cure any ambiguity or to correct any provision of this Agreement) the Issuer is required to be a Qualifying SPE in order for the Seller to continue to account for the transfer of the Receivables under the Receivables Purchase Agreement as a sale under SFAS 140, then prior to the time that the parties enter into such amendment the Issuer shall deliver to the Owner Trustee and the Indenture Trustee an Accountant's Letter which states that such amendments would not "significantly change" (within the meaning of SFAS 140) the Permitted Activities of the Issuer so as to cause the Issuer to fail to qualify as a Qualifying SPE.

         (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Class A Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class B Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class C Notes and the Holders of outstanding Certificates evidencing not less than a majority of the percentage interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Class A Notes, the Class B Notes or the Class C Notes, the Noteholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Class A Notes, Class B Notes and Class C Notes or (iii) reduce the aforesaid percentage of the percentage interests in the Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all outstanding Certificates.

         Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02. Protection of Title to Trust.

         (a) The Master Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Master Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. In addition, the Seller and the Depositor hereby authorize the Issuer at any time and from time to time to prepare and file financing statements and amendments thereto in any jurisdiction as may be necessary or desirable to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Indenture Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office or otherwise perfecting or reperfecting any security interest.

         (b) None of the Seller, the Depositor or the Master Servicer shall change its name, identity, location or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Seller, the Depositor and the Master Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any change in the jurisdiction of its organization if, as a result of such change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Master Servicer shall




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

at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Master Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

         (e) (i) The Master Servicer shall maintain its computer systems so that, from and after the time of sale of the Receivables under this Agreement, the Master Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is owned by Regions Auto Receivables Trust 2003-1. Indication of such Receivable's inclusion in the portfolio shall be deleted from or modified on the Master Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or purchased or repurchased by the Master Servicer or the Seller, respectively, in accordance with the Basic Documents. (ii) The Master Servicer shall deliver to the Issuer a computer file, microfiche list or printed list containing a list of all Receivables subject to this Agreement that is true, correct and complete in all material respects. Such file or list shall be marked as Schedule B to this Agreement, delivered to the Issuer as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement.

         (f) If at any time the Depositor or the Master Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Master Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall be identified by a code indicating that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Master Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Master Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Receivable.

         (h) Upon request, the Master Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, (i) a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust and (ii) a reconciliation of such list to the Schedule of Receivables and to each of the Master Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

         (i) The Master Servicer shall deliver to the Owner Trustee and the Indenture Trustee:



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


             (i) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) each of the financing statements or continuation statements, as applicable, that are necessary to perfect the security interest of each of the Trust and the Indenture Trustee in the Receivables have been duly filed in the appropriate filing office in the state of Delaware and the fees and document taxes, if any, payable in connection with the filing of such financing statements or continuation statements have been paid in full, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

            (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         Section 10.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Master Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Regions Acceptance LLC, 417 20th Street North, Birmingham, Alabama 35203,
Attention: Ronald Luth; (b) in the case of the Master Servicer, Administrator and Custodian, to Regions Bank, 417 20th Street North, Birmingham, Alabama 35203, Attention: Ronald Luth, with a copy to Regions Bank, Office of the General Counsel, 417 20th Street North, Birmingham, Alabama 35203, Attention:
R. Alan Deer; (c) in the case of the Indenture Trustee, to The Bank of New York, 101 Barclay Street - 8 West, New York, New York 10286, Attention: Asset Backed Finance Unit; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (e) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; and (f) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041,
Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.04. Assignment by the Depositor or the Master Servicer. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Master Servicer, this Agreement may not be assigned by the Depositor or the Master Servicer.

         Section 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Master Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.07. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

         Section 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.10. Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.11. Nonpetition Covenants.

         (a) Notwithstanding any prior termination of this Agreement, the parties hereto (except the Issuer) shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         (b) Notwithstanding any prior termination of this Agreement, the parties hereto (except the Depositor or Regions Bank) shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

         Section 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wachovia Bank of Delaware, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wachovia Bank of Delaware, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

         Section 10.13. Entity Obligation. No recourse may be taken, directly or indirectly, against any partner, incorporator, authorized person, member, subscriber to the capital stock or membership interests, stockholder, director, officer or employee of the Depositor, the Master Servicer, the Custodian, the Seller or the Administrator, with respect to their respective obligations and indemnities under this Agreement, any of the other Basic Documents or any certificate or other writing delivered in connection herewith or therewith.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                             By: WACHOVIA BANK OF DELAWARE,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity
                                 but solely as Owner Trustee of REGIONS
                                 AUTO RECEIVABLES TRUST 2003-1


                             By: /s/ Anita Roselli
                                 ---------------------------------------
                                 Name:  Anita Roselli
                                 Title: Trust Officer


                             REGIONS ACCEPTANCE LLC


                             By: /s/ Mike Allen
                                 --------------------------------------
                                 Name:  Mike Allen
                                 Title: Treasurer


                             REGIONS BANK


                             By: /s/ Charles Elliott
                                 -------------------------------------
                                 Name:  Charles Elliott
                                 Title: Vice President


                             THE BANK OF NEW YORK,
                             not in its individual capacity
                             but solely as Indenture Trustee


                             By: /s/ John Bobko
                                -------------------------------------
                                Name:  John Bobko
                                Title: Assistant Vice President


                             THE BANK OF NEW YORK,
                              as Deposit Account Bank and Securities
                               Intermediary


                             By: /s/ John Bobko
                                -----------------------------------
                                Name:  John Bobko
                                Title: Assistant Vice President

                                  SCHEDULE A

                                  [RESERVED]

                                  SCHEDULE B

                         Final Schedule of Receivables

                     [On file with the Indenture Trustee]

                                  SCHEDULE C

                         Location of Receivable Files


World Omni Financial Corp.
d/b/a CenterOne Financial Services
3120 Rider Trail South
Earth City, Missouri 63405

                                   EXHIBIT A

                 Representations and Warranties of the Seller
           Under Section 3.02 of the Receivables Purchase Agreement

                                   EXHIBIT B

               Form of Payment Date Statement to Securityholders

                                [See Attached]



                     Regions Auto Receivables Trust 2003-1
                     $147,000,000 1.19125% Class A-1 Notes
                      $137,000,000 1.30% Class A-2 Notes
                      $169,000,000 1.75% Class A-3 Notes
                      $107,300,000 2.35% Class A-4 Notes
                        $16,250,000 2.36% Class B Notes
                        $14,777,204 3.84% Class C Notes


                   PAYMENT DATE STATEMENT TO SECURITYHOLDERS
Collection Period                                                                                     [  ]

Collection Period # Beginning Date                                                             [     ]-200

Collection Period # End Date                                                                   [     ]-200

Distribution Date                                                                              [     ]-200

Distribution Date

I.       Available Amount in the Collection Account

A.       Credits

         1.   Payments from Obligors Applied to Collection Period

              a.   Total Principal Payments                                     $

              b.   Interest Payments                                            $

              c.   Total (a+b)                                                  $

         2.   Repurchase Amount From Repurchased Receivables

              a.   Principal Payments                                           $

              b.   Interest Payments                                            $

              c.   Total (a+b)                                                  $

         3.   Recovery of Defaulted Receivable

              a1. Cross Loan Default Balance                                    $

              a2. Cram-down Loss                                                $

              a.  Total Loan Default Balance                                    $

              b.  Gross Loan Interest Default Amount                            $

              c.  Net Liquidation Proceeds                                      $

              d.  Other Net Recovery Amount                                     $

              e.  Liquidation Proceeds Allocated to Principal                   $

              f.  Net Loan Default Balance                                      $

              g.  Other Net Recovery Allocated to Principal                     $

              h.  Total Principal Recovery Amount                               $

              i.  Net Liquidation Proceeds Allocated to Interest                $

              j.  Other Net Recovery Allocated to Interest                      $

              k.  Total Interest Recovery Amount                                $

              l.  Net Principal loss (Realized Losses)                          $


                                     B-1

         4.   Investment Earnings on Reserve Account (as of month end)          $

         5.   Payment for Optional Prepayment at Call Date                      $

         6.   Total Credits (sum 1 through 6)                                   $

B.       Total Available Collections

         1.   Available Interest Collections                                    $

         2.   Available Principal Collections                                   $

II.      Receivable Pool Balance

A.       Cut-Off Date Principal Pool Balance                                    $

B.       Principal Pool Balance as of the Beginning of the Collection Period    $

C.       Principal Pool Balance as of the End of the Collection Period          $

III.     Note Principal Balances For the Collection Period

         A.   Class A Notes

              1.    Beginning Class A-1 Balance                                 $

              2.    Ending Class A-1 Balance                                    $

              3.    Beginning Class A-2 Balance                                 $

              4.    Ending Class A-2 Balance                                    $

              5.    Beginning Class A-3 Balance                                 $

              6.    Ending Class A-3 Balance                                    $

              7.    Beginning Class A-4 Balance                                 $

              8.    Ending Class A-4 Balance                                    $

         B.   Class B Notes

              1.    Beginning Class B Balance                                   $

              2.    Ending Class B Balance                                      $

         C.   Class C Notes

         1.   Beginning Class C Balance                                         $

         2.   Ending Class C Balance                                            $

IV.      Reserve Account Balance For the Collection Period

         A.   Initial Reserve Account Deposit (at Settlement)                   $

         B.   Beginning of Period Reserve Account Balance                       $

         C.   End of Period Reserve Account Balance                             $

V.       Summary of Cash Disbursements

         A.   Available Collections                                             $

         B.   Withdrawals from Reserve Account                                  $

         C.   Total Available Collections                                       $

         D.   Payment of Servicing Fee                                          $

         E.   Interest paid to Class A-1 Notes                                  $



                                     B-2

         F.   Interest paid to Class A-2 Notes                                  $

         G.   Interest paid to Class A-3 Notes                                  $

         H.   Interest paid to Class A-4 Notes                                  $

         I.   Interest paid to Class B Notes                                    $

         J.   Interest paid to Class C Notes                                    $

         K.   Principal paid to Class A-1 Notes                                 $

         L.   Principal paid to Class A-2 Notes                                 $

         M.   Principal paid to Class A-3 Notes                                 $

         N.   Principal paid to Class A-4 Notes                                 $

         O.   Principal paid to Class B Notes                                   $

         P.   Principal paid to Class C Notes                                   $

         Q.   Remaining Available Collections                                   $

         R.   Deposit from Remaining Available Collections to fund Reserve      $
         Account

         S.   Remaining Available Collections Released to Certificateholder     $

VI.      Scheduled Monthly Interest Distribution

         A.   Available Collections                                             $

         B.   Total Servicing Fee paid                                          $

         C.   Class A Interest Distribution Amount

              1.1    Class A-1 Coupon Rate                                      %

              1.2    Class A-1 Monthly Interest Distributable Amount            $

              1.3    Class A-1 Interest Carryover Shortfall                     $

              1.4    Class A-1 Interest on Interest Carryover Shortfall         $

              1.5    Class A-1 Interest Distributable Amount                    $

              1.6    Payment of Class A-1 Interest Distributable Amount from    $
              Interest Collection

              1.7    Payment of Class A-1 Interest Distributable Amount from    $
              Reserve Account

              1.8    This period Class A-1 Interest Carryover Shortfall         $

              1.9    Change in Interest Carryover Shortfall from previous       $
              Payment Date

              2.1    Class A-2 Coupon Rate                                      %

              2.2    Class A-2 Monthly Interest Distributable Amount            $

              2.3    Class A-2 Interest Carryover Shortfall                     $

              2.4    Class A-2 Interest on Interest Carryover Shortfall         $

              2.5    Class A-2 Interest Distributable Amount                    $

              2.6    Payment of Class A-2 Interest Distributable Amount from    $



                                     B-3

              Interest Collections

              2.7    Payment of Class A-2 Interest Distributable Amount from    $
              Reserve Account

              2.8    This period Class A-2 Interest Carryover Shortfall         $

              2.9    Change in Interest Carryover Shortfall from previous       $
              Payment Date

              3.1    Class A-3 Coupon Rate                                      %

              3.2    Class A-3 Monthly Interest Distributable Amount            $

              3.3    Class A-3 Interest Carryover Shortfall                     $

              3.4    Class A-3 Interest on Interest Carryover Shortfall         $

              3.5    Class A-3 Interest Distributable Amount                    $

              3.6    Payment of Class A-3 Interest Distributable Amount from    $
              Interest Collections

              3.7    Payment of Class A-3 Interest Distributable Amount from    $
              Reserve Account

              3.8    This period Class A-3 Interest Carryover Shortfall         $

              3.9    Change in Interest Carryover Shortfall from previous
              Payment Date                                                      $

              4.1    Class A-4 Coupon Rate                                      %

              4.2    Class A-4 Monthly Interest Distributable Amount            $

              4.3    Class A-4 Interest Carryover Shortfall                     $

              4.4    Class A-4 Interest on Interest Carryover Shortfall         $

              4.5    Class A-4 Interest Distributable Amount                    $

              4.6    Payment of Class A-4 Interest Distributable Amount from    $
              Interest Collections

              4.7    Payment of Class A-4 Interest Distributable Amount from    $
              Reserve Account

              4.8    This period Class A-4 Interest Carryover Shortfall         $

              4.9    Change in Interest Carryover Shortfall from previous       $
              Payment Date

         D.   Total Interest paid to Class A Notes                              $

         E.   First Priority Principal Distribution Amount                      $

         F.   Class B Interest Distribution Amount                              $

              1.   Class B Coupon Rate                                          %

              2.   Class B Monthly Interest Distributable Amount                $

              3.   Class B Interest Carryover Shortfall                         $

              4.   Class B Interest on Interest Carryover Shortfall             $


                                     B-4

              5.   Class B Interest Distributable Amount                        $

              6.   Payment of Class B Interest Distributable Amount from        $
                   Interest Collections

              7.   Payment of Class B Interest Distributable Amount from        $
                   Reserve Account

              8.   This period Class B Interest Carryover Shortfall             $

              9.   Change in Interest Carryover Shortfall from Previous Period  $

         G.   Total Interest paid in Class B Notes                              $

         H.   Second Priority Principal Distribution Amount                     $

         I.   Class C Interest Distribution Amount                              $

              1.   Class C Coupon Rate                                          %

              2.   Class C Monthly Interest Distributable Amount                $

              3.   Class C Interest Carryover Shortfall                         $

              4.   Class C Interest on Interest Carryover Shortfall             $

              5.   Class C Interest Distributable Amount                        $

              6.   Payment of Class C Interest Distributable Amount from        $
                   Interest Collections

              7.   Payment of Class C Interest Distributable Amount from        $
                   Reserve Account

              8.   This period Class C Interest Carryover Shortfall             $

              9.   Change in Interest Carryover Shortfall from Previous         $
                   Period

         J.   Total Interest paid to Class C Notes                              $

         VII. Scheduled Monthly Principal Distributions

              A.   Principal to be Distributed                                  $

                   1 .    Aggregate Outstanding Note Balance                    $

                   2.     Aggregate Outstanding Pool Ending Balance             $

                   3.     Principal Distributable Amount                        $

                   4.     Regular Note Principal Distribution Amount            $

              B.   Total Available Collections                                  $

                   1.     Remaining Available Collections                       $

                   2.     First and Second Priority Principal Distribution      $
                          Amount

                   3.     Total (1 + 2)

              C.   Principal Distribution Amount Triggers                       $

                   1.     Average Three-Month Net Loss Ratio                    $

                   2.     Net Loss Ratio Trigger                                $

                   3.     Principal Distribution Amount Trigger Status

              D.   Note Principal Distribution Amounts                          $

                   1.     Class A-1 Principal Distribution Amount               $



                                     B-5

                   2.     Class A Principal Distribution Amount                 $

                   3.     Class B Principal Distribution Amount                 $

                   4.     Class C Principal Distribution Amount                 $

              E.   Class A Principal Distribution Amount

                   1.1    Beginning Class A-1 Principal Balance                 $

                   1.2    Class A-1 Monthly Principal                           $

                   1.3    Total Class A-1 Principal Distribution Amount         $

                   1.4    Payment of Class A-1 Principal Distribution Amount    $
                   from Available Collections

                   1.5    Payment of Class A-1 Principal Distribution Amount    $
                   from Reserve Account

                   1.6    Ending Class A-1 Principal Balance                    $


                   2.1    Beginning Class A-2 Principal Balance                 $

                   2.2    Class A-2 Monthly Principal                           $

                   2.3    Total Class A-2 Principal Distribution Amount         $

                   2.4    Payment of Class A-2 Principal Distribution Amount    $
                   from Available Collections

                   2.5    Payment of Class A-2 Principal Distribution Amount    $
                   from Reserve Account

                   2.6    Ending Class A-2 Principal Balance                    $

                   3.1    Beginning Class A-3 Principal Balance                 $

                   3.2    Class A-3 Monthly Principal                           $

                   3.3    Total Class A-3 Principal Distribution Amount         $

                   3.4    Payment of Class A-3 Principal Distribution Amount    $
                   from  Available Collections

                   3.5    Payment of Class A-3 Principal Distribution Amount    $
                   from Reserve Account

                   3.6    Ending Class A-3 Principal Balance                    $

                   4.1.   Beginning Class A-4 Principal Balance                 $

                   4.2.   Class A-4 Monthly Principal                           $

                   4.3.   Total Class A-4 Principal Distribution Amount         $

                   4.4    Payment of Class A-4 Principal Distribution Amount    $
                   from Available Collections

                   4.5    Payment of Class A-4 Principal Distribution Amount    $
                   from Reserve Account

                   4.6    Ending Class A-4 Principal Balance                    $


                                     B-6


              F.   Total Principal paid to Class A Notes

              G.   Class B Principal Distribution Amount                        $

                   1.     Beginning Class B Principal Balance                   $

                   2.     Class B Monthly Principal                             $

                   3.     Total Class B Principal Distribution Amount           $

                   4.     Payment of Class B Principal Distribution Amount      $
                   from Available Collections

                   5.     Payment of Class B Principal Distribution Amount      $
                   from Reserve Account

                   6.     Ending Class B Principal Balance                      $

              H.   Total Principal paid to Class B Notes

              I.   Class C Principal Distribution Amount                        $

                   1.     Beginning Class C Principal Balance                   $

                   2.     Class C Monthly Principal                             $

                   3.     Total Class C Principal Distribution Amount           $

                   4.     Payment of Class C Principal Distribution Amount      $
                   from Available Collections

                   5.     Payment of Class C Principal Distribution Amount      $
                   from Reserve Account

                   6.     Ending Class C Principal Balance                      $

              J.   Total Principal paid to Class C Notes

     VIII.    Required Reserve Account Amount for Next Distribution Date        $

              A.   Reserve Account Required Amount ([   ]% of Current Pool
              Balance; floor = lesser of [   ]% of Initial Pool Balance and
              Ending Note Balance)

              B.   Reserve Account Activity                                     $

                   1.     Beginning Reserve Account Balance

                   2.     Reserve Account Withdrawal Amount                     $

                      a.  Withdrawal from Reserve Account to pay Servicing Fee  $

                      b.  Withdrawal from Reserve Account to pay Class A        $
                          Interest

                      c.  Withdrawal from Reserve Account to pay Class B        $
                          Interest

                      d.  Withdrawal from Reserve Account to pay Class C        $
                          Interest

                      e.  Withdrawal from Reserve Account to pay Class A        $
                          Principal

                      f.  Withdrawal from Reserve Account to pay Class B        $
                          Principal

                      g.  Withdrawal from Reserve Account to pay Class C        $
                          Principal

                   3.     Deposit from Remaining Available Collections to fund  $
                   Reserve Account

                   4.     Excess Reserve Released to Collection Account for     $
                   Distribution to Certificateholder

                   5.     Ending Reserve Account Balance



                                     B-7

             IX.  Delinquency and Default Information

                  A.    Automobiles Delinquency Information                     Principal

                        Delinquency                                             $

                        Current (Less than 31 days)                             $

                        31 - 60 days                                            $

                        61 - 90 days                                            $

                        91+ days                                                $

                        Total Delinquencies
                                                                                Units

                        Delinquency

                        0 - 30 days (Current)

                        31 - 60 days

                        61 - 90 days

                        91+ days

                        Total Delinquencies
                                                                                Principal

                        Delinquency (as a percent of ending pool balance)       $

                        Current (Less than 31 days)                             $

                        31 - 60 days                                            $

                        61 - 90 days                                            $

                        91+ days                                                $

                        Total Delinquencies
                                                                                Units

                        Delinquency (as a percent of end of period units)       %

                        Current (Less than 31 days)                             %

                        31 - 60 days                                            %

                        61 - 90 days                                            %

                        91+ days                                                %

                        Total Delinquencies

                  B.    Automobiles Default Information                         $

                        1.    Aggregate Principal Balance for Defaulted         $
                              Receivables

                        2.    Balance of Current Repossessed Loans

                        3.    Number of Current Repossessed Loans

                        4.    Number of Defaulted Loans in Current Month

                        5.    Aggregate Number of Defaulted Loans               %


                                     B-8

                        6.    Current Default Percentage (Annualized)

              X.  Porfolio Average Net Loss Ratio                               $

                  1.    Principal Recoveries of Defaulted Receivables           $

                  2.    Principal Balance of Defaulted Receivables              $

                  3.    Average Pool Balance for Collection Period              $

                  4.    Net Loss Ratio ((2-1/3)                                 %

                  5.    Cumulative Net Principal Loss                           $

                  6.    Cumulative Net Loss Ratio                               %

                  A.    Net Loss Ratio for 2 Collection Periods Prior

                  B.    Net Loss Ratio for Prior Collection Period              %

                  C.    Net Loss Ratio for Current Collection Period            %

                  D.    Average Net Loss Ratio ((sum A through C)/3)

XI.               Portfolio Information                                         %

                  A.    Weighted Average APR

                  B.    Weighted Average Remaining Term

                  C.    Weighted Average Original Term                          %

                  D.    Approximate Monthly Prepayment Speed (% ABS)            %

                  E.    Approximate Cumulative Prepayment Speed (% ABS)


                                     B-9

   1)    Class A-1

                   Principal                                                    $
                   Principal Factor
                   Interest                                                     $
                   Interest Factor
                   Total payment per each individual Class A-1 Note             $
                   Note Pool Factor

   2)    Class A-2

                   Principal                                                    $
                   Principal Factor
                   Interest                                                     $
                   Interest Factor
                   Total payment per each individual Class A-2 Note             $
                   Note Pool Factor

   3)    Class A-3

                   Principal                                                    $
                   Principal Factor
                   Interest                                                     $
                   Interest Factor
                   Total payment per each individual Class A-3 Note             $
                   Note Pool Factor

   4)    Class A-4

                   Principal                                                    $
                   Principal Factor
                   Interest                                                     $
                   Interest Factor
                   Total payment per each individual Class A-4 Note             $
                   Note Pool Factor

   5)    Class B

                   Principal                                                    $
                   Principal Factor
                   Interest                                                     $
                   Interest Factor
                   Total payment per each individual Class B Note               $
                   Note Pool Factor

   6)    Class C

                   Principal                                                    $
                   Principal Factor
                   Interest                                                     $
                   Interest Factor
                   Total payment per each individual Class B Note               $
                   Note Pool Factor



                                     B-10

   7)    Fees and Compensation paid to Servicer

                   (a)  Total                                                   $
                   (b)  Per individual Class A, Class B and Class C Note        $

   8)    The amount deposited into the Reserve Account                          $

   9)    (a)      Available Reserve Account                                     $
         (b)      Percent of Pool Balance                                       %

  10)    Required Reserve Account Amount                                        $

  11)    Payment to Certificateholders                                          $


                                   EXHIBIT C

                     FORM OF MASTER SERVICER'S CERTIFICATE

                                 REGIONS BANK

                     Monthly Master Servicer's Certificate

   The undersigned hereby certifies that he is a Responsible Officer of Regions Bank, an Alabama banking corporation (the "Master Servicer"), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Master Servicer and, as required by Section 4.09 of the Sale and Servicing Agreement, dated as of March 1, 2003 (the "Servicing Agreement"), between Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee of Regions Auto Receivables Trust 2003-1, as Issuer, Regions Acceptance LLC, as Depositor, Regions Bank, as Seller, Master Servicer, Administrator and Custodian, and The Bank of New York, as Indenture Trustee, represents, warrants and further certifies in his official capacity, in the name of and behalf of the Master Servicer, that:

         (e) the undersigned has reviewed the information set forth the
             Monthly Master Servicer's Certificate delivered to the Indenture Trustee and the Depositor pursuant to Section 4.09 of the
             Servicing Agreement for the Payment Date occuring on [          ];
             and

        (f) to the best of the undersigned's knowledge as of the date hereof:

                (i)  (a)  the information in such Monthly Master
              Servicer's Certificate is complete; and

                (ii) (b)  no Master Servicer Termination Event has
              occurred.

         Capitalized terms used herein and not defined herein shall have the meanings specified therefor in the Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of __________ 200_.


                                               REGIONS BANK


                                               By:________________________
                                               Name:
                                               Title:

                                  EXHIBIT D-1

                               EXTENSION POLICY

o Payment extensions can be approved pursuant to the Authorized Approval Matrix or for non-delinquent loans, by the loan officer.


o    The rules for extending closed-end loans are:

       o Extension is permitted only after the first 6 months of the loan (subject to certain guidelines).

       o Extension is permitted only twice during any 12-month period after the first six months of the loan.

       o     A payment extension transaction must not exceed 3 months.

       o A loan can be extended 3 months for every 12 months that have elapsed since the origination; provided that the maximum number of months a loan may be extended is six.

       o Payment extensions are neither granted for borrowers in bankruptcy nor based solely on the age of the loan.


o For purposes of these policies, a non-delinquent loan is not more than 10 days past due.


o Under no circumstances is an extension used to renew or refinance a loan.

-------------------------------------------------------------------------------
o    Skip-A-Pay Program

     o To qualify for the program, an account must meet the following criteria:

             --     outstanding for at least 12 months;

             --     remaining term to maturity of at least 12 months;

             --     no delinquent payments in the last 12 months;

             --     no more than one previous extension;

             --     no extensions in the past 12 months;

             --     balance of more than $3,000;

             --     minimum monthly payment of $200; and

             --     annual interest rate of at least 8%.

                                  EXHIBIT D-2

                           FORM OF DEALER AGREEMENTS
                          [On file with the Trustee]

                                  EXHIBIT D-3

                              FORM OF ASSIGNMENT

                          [On file with the Trustee]

                                  EXHIBIT D-4

                          JOINT ORIGINATION AGREEMENT

                                   EXHIBIT E
             PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         1. General. The Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the UCC) in all of the Depositor's right, title and interest in and to the Receivables in favor of the Issuer which, (a) is enforceable upon execution of the Sale and Servicing Agreement against creditors of and purchasers from the Depositor as such enforceability may be limited by applicable debtor relief laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 5 below).

         2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. Except with respect to Receivables representing less than 0.11% of the Initial Pool Balance, for which the related Lien Certificates show World Omni named as the original secured party under such Receivables as the holder of a first priority security interest in such Financed Vehicle (which Lien Certificates and the related security interests have been validly assigned to the Trust), the Depositor has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

         3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Sale and Servicing Agreement, the Depositor owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

         4. Perfection. The Depositor has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Issuer under the Sale and Servicing Agreement in the Receivables.

         5. Priority. Other than the security interests granted to the Issuer pursuant to the Sale and Servicing Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Issuer under the Sale and Servicing Agreement, (ii) that has been terminated or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.